UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM N-CSR

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              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

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                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2007

                   DATE OF REPORTING PERIOD: NOVEMBER 30, 2007

ITEM 1.   REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

                                             CHARTWELL
                                             DIVIDEND AND
                                             INCOME FUND, INC.

                                             ANNUAL REPORT TO SHAREHOLDERS
                                             DATED NOVEMBER 30, 2007

                                             CHARTWELL INVESTMENT
                                      [LOGO] PARTNERS
                                             WWW.CHARTWELLIP.COM

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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INVESTMENT OBJECTIVES & STRATEGY (UNAUDITED)

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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(UNAUDITED)

CHANGE TO INVESTMENT STRATEGY REGARDING COVERED CALL OPTIONS

The Board of Directors has approved a change in the Fund's investment strategy regarding writing (i.e., selling) covered call options. Previously, the Fund was permitted to write covered call options only on equity securities it held in an amount not to exceed 10% of its total assets. On July 25, 2007, the Board revised this investment strategy to permit the Fund to write covered call options on equity securities (including Exchange Traded Funds) or on stock indexes, to provide additional ways to cover these options, and to eliminate the percentage limitation. The Fund may cover call options by: (i) owning the same security or, in the case of options on a stock index, a portfolio of stock substantially replicating the movement of the index, underlying the call option until the option is exercised or expires; (ii) segregating cash or other liquid assets with the Fund's Custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules and regulations.

The writing of call options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if the investment adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the investment adviser is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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DEAR SHAREHOLDERS (UNAUDITED),

After a promising start to fiscal year 2007, the Chartwell Dividend and Income Fund's (CWF) NAV and stock price came under considerable pressure in the last six months of the 2007 fiscal year.

The commentary on the stock portion of the Fund will show both the problems and bright spots encountered in recent months. The same holds true for the bond portion of the Fund. Please read the individual sections for a more complete analysis.

Despite the recent economic and market turmoil, we believe the long-term strategy employed by CWF is on solid footing. The portfolio emphasizes stocks with above average dividend yields and writes (sells) options against some of them with the goal of increasing the return of the portfolio. Similarly, the portfolio owns numerous corporate bonds that also offer high income levels.

The fiscal year 2007 started with housing activity in the midst of a steep decline and home prices falling. The housing price decline, combined with lax mortgage underwriting, led to the meltdown of the subprime mortgage market.

This contributed to tightness in the overall credit markets, yet there was no recession due to the rise in net exports which offset the gross domestic product ("GDP") impact of falling residential investment. The consumer sector was also buoyant as consumer spending adjusted for inflation rose 3%, exceeding the 2.1% increase in real after-tax incomes.

We anticipate economic sluggishness in 2008. Housing should remain soft even if it bottoms in 2008. We expect net exports will continue to increase while also expecting that consumer spending will likely slow despite employment growth that averaged over 90,000 per month in 2007. The outlook for resolving the current credit crisis is uncertain, as is the outlook for financial stocks. We also believe that the Federal Reserve will use a variety of tools to effectively deal with the credit crisis. The current consensus estimate of published economists is for real GDP growth of 2.1% in 2008.


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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(UNAUDITED)

Please read the equity and fixed income commentary for more information and analysis.

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

Sincerely,

/s/ Winthrop S. Jessup

Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND

/s/ Bernard P. Schaffer                        /s/ Andrew S. Toburen

Bernard P. Schaffer                            Andrew S. Toburen
PORTFOLIO MANAGER                              PORTFOLIO MANAGER



                     PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                            Andrew S. Toburen
PORTFOLIO MANAGER                              PORTFOLIO MANAGER
EQUITY                                         FIXED INCOME

Paul Matlack                                   Christine F. Williams
PORTFOLIO MANAGER                              PORTFOLIO MANAGER
FIXED INCOME                                   FIXED INCOME


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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(UNAUDITED)

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2007?

For the fiscal year ended November 30, 2007, the Fund's market return was -17.2% including dividends reinvested. The Fund's net asset value (NAV) return including dividends reinvested was -6.1%. The equity market (as represented by the S&P 500 Index) saw quite a bit of volatility during the fiscal year as the S&P 500 had three separate peak to trough declines measuring from 5% to 10%, before closing with a total return of 7.7% for the period. This volatility was fueled by many issues. These included, but were not limited to: the beginning of the end of the private equity buyout frenzy, the freezing of the credit markets, the debate over the size and impact of subprime mortgage losses, and the debate over the direction and strength of both the economy and corporate profits.

The Merrill Lynch High Yield Cash Pay Index returned 2.98% for the fiscal year ended November 30, 2007. High yield returns trailed both investment grade corporate bonds and the 10-year Treasury bond, which returned 3.76% and

                       HIGH YIELD PREMIUM OVER TREASURIES
                      November 30, 2003 - November 30, 2007
                       (Source: Merrill Lynch, Bloomberg)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Nov-03   401
Dec-03   368
Jan-04   360
Feb-04   381
Mar-04   392
Apr-04   351
May-04   383
Jun-04   371
Jul-04   369
Aug-04   381
Sep-04   372
Oct-04   355
Nov-04   310
Dec-04   314
Jan-05   341
Feb-05   305
Mar-05   360
Apr-05   423
May-05   423
Jun-05   404
Jul-05   354
Aug-05   390
Sep-05   378
Oct-05   381
Nov-05   394
Dec-05   399
Jan-06   368
Feb-06   369
Mar-06   339
Apr-06   318
May-06   330
Jun-06   351
Jul-06   359
Aug-06   369
Sep-06   365
Oct-06   353
Nov-06   347
Dec-06   318
Jan-07   300
Feb-07   311
Mar-07   312
Apr-07   303
May-07   276
Jun-07   312
Jul-07   422
Aug-07   451
Sep-07   410
Oct-07   420
Nov-07   548


                 HIGH YIELD DEFAULT RATES: TRAILING TWELVE MONTH
                      November 30, 1997 - November 30, 2007
                       (Source: Moodys Investors Service)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Nov-97   2.27
Dec-97   2.01
Jan-98   2.07
Feb-98   2.37
Mar-98   2.35
Apr-98   2.63
May-98   2.69
Jun-98   2.96
Jul-98   2.80
Aug-98   2.69
Sep-98   2.62
Oct-98   2.66
Nov-98   2.80
Dec-98   3.41
Jan-99   3.49
Feb-99   3.59
Mar-99   3.82
Apr-99   4.20
May-99   4.80
Jun-99   4.85
Jul-99   5.32
Aug-99   5.52
Sep-99   5.84
Oct-99   5.97
Nov-99   5.85
Dec-99   5.56
Jan-00   5.53
Feb-00   5.53
Mar-00   5.67
Apr-00   5.67
May-00   5.40
Jun-00   5.55
Jul-00   4.96
Aug-00   5.21
Sep-00   5.31
Oct-00   4.96
Nov-00   5.44
Dec-00   6.15
Jan-01   6.69
Feb-01   7.09
Mar-01   7.84
Apr-01   8.03
May-01   8.09
Jun-01   8.29
Jul-01   8.90
Aug-01   9.37
Sep-01   9.71
Oct-01   10.19
Nov-01   10.22
Dec-01   10.60
Jan-02   10.89
Feb-02   10.73
Mar-02   10.6
Apr-02   10.57
May-02   10.70
Jun-02   10.54
Jul-02   10.33
Aug-02   10.02
Sep-02   9.78
Oct-02   9.29
Nov-02   8.94
Dec-02   8.43
Jan-03   7.68
Feb-03   7.71
Mar-03   6.98
Apr-03   6.79
May-03   6.63
Jun-03   6.15
Jul-03   5.87
Aug-03   6.19
Sep-03   6.03
Oct-03   6.07
Nov-03   5.50
Dec-03   5.32
Jan-04   5.12
Feb-04   4.51
Mar-04   4.36
Apr-04   4.11
May-04   3.64
Jun-04   3.47
Jul-04   3.00
Aug-04   2.37
Sep-04   2.44
Oct-04   2.48
Nov-04   2.53
Dec-04   2.35
Jan-05   2.26
Feb-05   2.62
Mar-05   2.30
Apr-05   2.16
May-05   2.08
Jun-05   1.95
Jul-05   1.95
Aug-05   2.09
Sep-05   2.09
Oct-05   2.02
Nov-05   1.95
Dec-05   1.91
Jan-06   1.77
Feb-06   1.58
Mar-06   1.64
Apr-06   1.64
May-06   1.84
Jun-06   1.84
Jul-06   1.78
Aug-06   1.65
Sep-06   1.71
Oct-06   1.76
Nov-06   1.82
Dec-06   1.70
Jan-07   1.75
Feb-07   1.68
Mar-07   1.51
Apr-07   1.56
May-07   1.44
Jun-07   1.37
Jul-07   1.50
Aug-07   1.41
Sep-07   1.25
Oct-07   1.13
Nov-07   0.96


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

(UNAUDITED)

8.25%, respectively. As subprime mortgage related losses started to emerge in August, broad portions of the global credit markets began to seize up. It appears that investors sought the safety of Treasury securities, shunning riskier asset classes, and causing corporate credit spreads (or "risk premiums") to increase sharply. The yield on the 10-year Treasury fell 49 basis points to 3.97%, while the yield on the overall high yield market increased 152 basis points to finish at 9.45%, resulting in a 201 basis point increase in high yield market's spread over the 10-year Treasury. High yield default rates have remained relatively low, though it should be noted that Moody's Investors Service currently forecasts the default rate to exceed 4.0% by the end of 2008.

WHAT COMMON STOCKS OR FIXED INCOME HOLDINGS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE?

The equity portion of the Fund returned -4.35% due to several factors. On the positive side, our positioning in the Consumer Staples sector contributed favorably to the Fund's performance as stock prices in this sector rose as it appears investors became more concerned about the growth prospects of the economy and searched out investments with no exposure to the subprime market. Our investments in Tobacco stocks performed quite well, returning on average just under 20%. In addition, our significant exposure to the Energy sector was a positive contributor to performance as energy prices remained high, albeit somewhat volatile. The Fund benefited from two takeovers during the year as both COINMACH SERVICES and REDDY ICE HOLDINGS received tender offers from private equity buyers. Continued strong performance from a long-time fund holding, ALLIANCEBERNSTEIN, also added positively to Fund performance.

                                  TOTAL RETURN
                       FISCAL YEAR ENDED NOVEMBER 30, 2007

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                               Merrill
                                                                Lynch
                       CWF                       Morgan       High Yield
         CWF          High       S&P 500        Stanley       Cash Pay
      Equities        Yield       Index        REIT Index      Index
--------------------------------------------------------------------------------
      (4.35%)         3.84%       7.72%         (13.69%)       2.98%


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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(UNAUDITED)

The fixed income portion of the fund returned 3.84% for the fiscal year ended November 30, 2007. The Fund's best performing bond investments were in WILLIAMS SCOTSMAN, who was bought out by a large European suitor, and TRAVELPORT, who filed for an initial public offering of equity in 2007 after being taken private in 2006. The bond portfolio benefited from strong credit selection and overweight positions in the Chemical, Healthcare and Energy industries for much of the year. Industry returns across the high yield index were broadly positive, with the exceptions of Financials, Homebuilding and Automotive.

                         HIGH YIELD INDUSTRY PERFORMANCE
     Fiscal Year Ended November 30, 2007 (Source: Merrill Lynch, Bloomberg)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Financials               -12.2%
Homebuilding             -11.6%
Automotive                -1.3%
Building Materials         0.8%
Paper                      2.0%
Gaming                     2.3%
Consumer                   2.4%
CCC INDEX                  2.5%
BB INDEX                   2.6%
HY INDEX                   3.0%
Cable TV                   3.1%
Technology                 3.3%
B INDEX                    3.7%
Utilities                  3.9%
Steel                      4.3%
Telecom                    4.4%
Energy                     6.1%
Healthcare                 6.7%
Chemicals                  7.3%

WHAT COMMON STOCKS OR FIXED INCOME HOLDINGS CONTRIBUTED NEGATIVELY TO THE FUND'S PERFORMANCE?

As can be seen in the chart on the next page, almost every sector in the S&P 500 Index had a positive performance for the 12 months ended November 30, 2007, except for Financials, REITs and Consumer Discretionary. Our most disappointing stocks came from these areas and were focused in the REITs and Financials sectors. These sectors were affected by the subprime mortgage issue and the resultant credit "meltdown" that occurred during the late summer and early fall. Some of our stocks such as WASHINGTON MUTUAL were directly involved, others had some involvement but not as significant (BANK OF AMERICA, WACHOVIA CORP.), still others were hurt by the market believing their industry was the next "shoe to drop" (ISTAR FINANCIAL, CAPITAL SOURCE, INC.) while others were hurt by the tightness in liquidity that has accompanied this credit crunch (TICC CAPITAL, APOLLO INVESTMENT CORP). Outside of the Financials area, GATEHOUSE MEDIA INC. had disappointing returns as it appears investors became more skeptical about the prospects for smaller, rural newspapers in the face of declining large newspaper circulation and competition from the internet.


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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(UNAUDITED)

                         S&P 500 TOTAL RETURN BY SECTOR
                      (FISCAL YEAR ENDED NOVEMBER 30, 2007)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Energy                      23.35%
Utilities                   20.50%
Telecommunication Services  12.78%
REITS                      -13.07%
Industrials                 13.92%
Basic Materials             21.78%
Consumer Discretionary      -6.90%
Financials                 -10.38%
Consumer Staples            18.01%
Technology                  13.35%
Health Care                 11.92%

The Fund's worst performing bonds during the year included GMAC, TROPICANA ENTERTAINMENT, FORD MOTOR CREDIT, and BUFFETS. Our Tropicana and Buffets positions were sold to avoid further losses, while we continue to hold GMAC and Ford Motor Credit in the bond portion of the portfolio.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

In the equity portion we continued to de-emphasize sectors that are more strongly tied to the economy. We reduced our holdings in both the Consumer Discretionary and Materials sectors as we believed companies within these sectors would be harder hit by any economic slowdown. We also added to our Healthcare and Telecommunications holdings as we believed companies in these areas would be better positioned in an economic slowdown. Some new additions to the portfolio included: PFIZER, INC., a large pharmaceutical company, AIRCASTLE LTD., an owner and lessor of airplanes, and BROOKDALE SENIOR LIVING INC., an owner and operator of senior living facilities. Some of the larger dispositions for the period were: CAROLINA GROUP, a tobacco company, NATIONAL CITY CORP., a regional bank, and REDDY ICE HOLDINGS, a manufacturer of packaged ice.

Recent fixed income purchases include AES CORPORATION, a diversified utility, BRISTOW GROUP, a provider of helicopter transportation services to the energy industry, and NOVA CHEMICALS, a commodity chemical manufacturer. In our opinion, these purchases are consistent with our tendency to invest in relatively higher quality companies that possess sound balance sheets. Among the positions exited in the bond portfolio over the past year were TROPICANA ENTERTAINMENT, BUFFETS, LABRANCHE and QUEBECOR WORLD. Each of these names was facing fundamental operating challenges unique to their business.


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
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(UNAUDITED)

HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE FISCAL YEAR?

As of November 30, 2007, the Fund was trading at a closing price of $7.35, which is a 9.9% discount to its NAV of $8.16. At November 30, 2006, the Fund was trading at a closing price of $9.78, a premium of 2.4% to its NAV of $9.55. Throughout the year ended November 30, 2007, the Fund traded between a 11.88% discount to its NAV and a 4.51% premium to its NAV.

                     HISTORY OF FUND PRICE, NAV AND PREMIUM
                       Fiscal Year Ended November 30, 2007
                               (Source: Bloomberg)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Date     Price    NAV
11/30/06 9.78     9.55
12/1/06  9.72     9.55
12/4/06  9.73     9.61
12/5/06  9.69     9.64
12/6/06  9.73     9.65
12/7/06  9.76     9.65
12/8/06  9.75     9.64
12/11/06 9.70     9.68
12/12/06 9.77     9.69
12/13/06 9.86     9.70
12/14/06 10.05    9.73
12/15/06 10.03    9.76
12/18/06 9.95     9.75
12/19/06 9.91     9.68
12/20/06 9.89     9.69
12/21/06 9.81     9.67
12/22/06 9.76     9.66
12/25/06 9.76     9.66
12/26/06 9.88     9.72
12/27/06 9.85     9.78
12/28/06 9.83     9.78
12/29/06 9.78     9.73
1/1/07   9.78     9.73
1/2/07   9.78     9.73
1/3/07   9.77     9.73
1/4/07   9.76     9.72
1/5/07   9.81     9.65
1/8/07   9.87     9.68
1/9/07   9.90     9.69
1/10/07  9.96     9.71
1/11/07  9.97     9.74
1/12/07  9.96     9.77
1/15/07  9.96     9.77
1/16/07  9.95     9.72
1/17/07  9.88     9.71
1/18/07  9.95     9.68
1/19/07  9.87     9.72
1/22/07  9.88     9.70
1/23/07  9.87     9.75
1/24/07  10.10    9.80
1/25/07  10.04    9.74
1/26/07  9.95     9.76
1/29/07  9.95     9.76
1/30/07  9.95     9.80
1/31/07  9.96     9.84
2/1/07   9.85     9.90
2/2/07   9.95     9.92
2/5/07   9.97     9.93
2/6/07   10.04    9.93
2/7/07   10.12    9.95
2/8/07   10.13    9.96
2/9/07   10.13    9.91
2/12/07  10.13    9.87
2/13/07  10.04    9.94
2/14/07  10.04    9.98
2/15/07  10.08    9.99
2/16/07  10.16    10.00
2/19/07  10.16    10.00
2/20/07  10.09    9.95
2/21/07  10.03    9.95
2/22/07  9.98     9.95
2/23/07  10.01    9.89
2/26/07  9.95     9.87
2/27/07  9.90     9.64
2/28/07  9.84     9.71
3/1/07   9.61     9.68
3/2/07   9.74     9.59
3/5/07   9.61     9.40
3/6/07   9.60     9.58
3/7/07   9.70     9.58
3/8/07   9.75     9.67
3/9/07   9.85     9.71
3/12/07  10.01    9.71
3/13/07  9.96     9.53
3/14/07  9.86     9.60
3/15/07  9.87     9.68
3/16/07  9.88     9.66
3/19/07  9.96     9.73
3/20/07  9.99     9.70
3/21/07  9.99     9.79
3/22/07  10.02    9.81
3/23/07  10.01    9.83
3/26/07  10.01    9.81
3/27/07  10.01    9.80
3/28/07  9.96     9.78
3/29/07  10.03    9.86
3/31/07  10.03    9.87
4/2/07   10.02    9.88
4/3/07   10.02    9.95
4/4/07   10.01    9.97
4/5/07   10.02    9.96
4/6/07   10.02    9.97
4/9/07   10.03    9.95
4/10/07  10.10    9.98
4/11/07  10.10    9.95
4/12/07  10.05    9.97
4/13/07  10.03    9.99
4/16/07  10.01    10.07
4/17/07  9.98     10.01
4/18/07  9.98     10.04
4/19/07  9.94     9.99
4/20/07  10.00    10.06
4/23/07  10.01    10.04
4/24/07  10.10    10.04
4/25/07  10.12    10.11
4/26/07  10.11    10.10
4/27/07  10.16    10.11
4/30/07  10.14    10.03
5/1/07   10.14    10.03
5/2/07   10.23    10.08
5/3/07   10.26    10.09
5/4/07   10.30    10.09
5/7/07   10.27    10.09
5/8/07   10.18    10.07
5/9/07   10.19    10.10
5/10/07  10.17    10.01
5/11/07  10.21    10.07
5/14/07  10.26    10.05
5/15/07  10.17    9.92
5/16/07  10.18    9.94
5/17/07  10.13    9.93
5/18/07  10.05    9.95
5/21/07  10.12    10.01
5/22/07  10.12    10.07
5/23/07  10.20    10.04
5/24/07  10.09    9.94
5/25/07  10.16    9.97
5/28/07  10.16    9.97
5/29/07  10.14    10.03
5/30/07  10.19    10.08
5/31/07  10.27    10.09
6/1/07   10.25    10.14
6/4/07   10.32    10.17
6/5/07   10.30    10.13
6/6/07   10.12    10.09
6/7/07   10.14    9.95
6/8/07   10.21    9.98
6/11/07  10.14    9.99
6/12/07  10.10    9.89
6/13/07  10.07    9.98
6/14/07  10.11    9.98
6/15/07  10.20    10.07
6/18/07  10.18    10.07
6/19/07  10.08    10.03
6/20/07  10.08    9.94
6/21/07  10.13    9.92
6/22/07  10.04    9.84
6/25/07  9.96     9.81
6/26/07  9.93     9.79
6/27/07  9.89     9.84
6/28/07  9.84     9.85
6/29/07  9.80     9.81
7/2/07   9.89     9.89
7/3/07   9.96     9.92
7/4/07   9.96     9.92
7/5/07   9.90     9.93
7/6/07   9.89     9.95
7/9/07   9.90     9.92
7/10/07  9.92     9.81
7/11/07  9.79     9.79
7/12/07  9.85     9.87
7/13/07  9.89     9.88
7/16/07  9.83     9.85
7/17/07  9.61     9.76
7/18/07  9.41     9.70
7/19/07  9.44     9.71
7/20/07  9.44     9.60
7/23/07  9.47     9.56
7/24/07  9.23     9.35
7/25/07  9.00     9.34
7/26/07  8.67     9.13
7/27/07  8.64     9.05
7/30/07  8.82     9.05
7/31/07  8.98     9.00
8/1/07   8.86     8.92
8/2/07   8.81     8.95
8/3/07   8.63     8.77
8/6/07   8.47     8.83
8/7/07   8.53     8.91
8/8/07   8.60     9.11
8/9/07   8.52     8.91
8/10/07  8.47     8.89
8/13/07  8.50     8.91
8/14/07  8.21     8.67
8/15/07  7.86     8.53
8/16/07  7.49     8.50
8/17/07  8.23     8.69
8/20/07  8.33     8.68
8/21/07  8.28     8.65
8/22/07  8.38     8.74
8/23/07  8.36     8.78
8/24/07  8.45     8.82
8/27/07  8.42     8.77
8/28/07  8.28     8.63
8/29/07  8.43     8.72
8/30/07  8.33     8.69
8/31/07  8.45     8.76
9/3/07   8.45     8.76
9/4/07   8.50     8.80
9/5/07   8.46     8.72
9/6/07   8.50     8.70
9/7/07   8.33     8.61
9/10/07  8.27     8.55
9/11/07  8.39     8.61
9/12/07  8.40     8.63
9/13/07  8.45     8.66
9/14/07  8.55     8.70
9/17/07  8.50     8.71
9/18/07  8.50     8.81
9/19/07  8.43     8.92
9/20/07  8.50     8.86
9/21/07  8.51     8.89
9/24/07  8.62     8.86
9/25/07  8.70     8.81
9/26/07  8.75     8.79
9/27/07  8.66     8.83
9/28/07  8.51     8.79
10/1/07  8.64     8.81
10/2/07  8.56     8.87
10/3/07  8.52     8.86
10/4/07  8.49     8.92
10/5/07  8.59     9.00
10/8/07  8.62     8.99
10/9/07  8.59     9.02
10/10/07 8.65     9.01
10/11/07 8.55     8.99
10/12/07 8.63     8.99
10/15/07 8.61     8.95
10/16/07 8.47     8.79
10/17/07 8.43     8.79
10/18/07 8.32     8.76
10/19/07 8.21     8.61
10/22/07 8.23     8.68
10/23/07 8.18     8.71
10/24/07 8.16     8.68
10/25/07 8.20     8.61
10/26/07 8.23     8.70
10/29/07 8.29     8.71
10/30/07 8.22     8.69
10/31/07 8.29     8.79
11/1/07  8.16     8.61
11/2/07  8.13     8.54
11/5/07  8.09     8.45
11/6/07  8.00     8.54
11/7/07  7.70     8.31
11/8/07  7.65     8.33
11/9/07  7.49     8.28
11/12/07 7.49     8.29
11/13/07 7.65     8.44
11/14/07 7.64     8.36
11/15/07 7.52     8.24
11/16/07 7.52     8.20
11/19/07 7.37     7.96
11/20/07 7.23     7.92
11/21/07 7.05     7.82
11/22/07 7.05     7.82
11/23/07 7.11     7.96
11/26/07 7.04     7.79
11/27/07 7.06     7.85
11/28/07 7.10     8.00
11/29/07 7.13     8.03
11/30/07 7.35     8.16

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Date        Premium/Discount
11/30/06    2.408
12/1/06     1.78
12/4/06     1.249
12/5/06     0.519
12/6/06     0.819
12/7/06     1.14
12/8/06     1.141
12/11/06    0.207
12/12/06    0.826
12/13/06    1.649
12/14/06    3.289
12/15/06    2.766
12/18/06    2.051
12/19/06    2.376
12/20/06    2.065
12/21/06    1.448
12/22/06    1.035
12/25/06    1.035
12/26/06    1.646
12/27/06    0.716
12/28/06    0.511
12/29/06    0.514
1/1/07      0.514
1/2/07      0.514
1/3/07      0.411
1/4/07      0.412
1/5/07      1.658
1/8/07      1.963
1/9/07      2.167
1/10/07     2.575
1/11/07     2.361
1/12/07     1.945
1/15/07     1.945
1/16/07     2.366
1/17/07     1.751
1/18/07     2.789
1/19/07     1.543
1/22/07     1.856
1/23/07     1.231
1/24/07     3.061
1/25/07     3.08
1/26/07     1.947
1/29/07     1.947
1/30/07     1.531
1/31/07     1.22
2/1/07      -0.505
2/2/07      0.302
2/5/07      0.403
2/6/07      1.109
2/7/07      1.709
2/8/07      1.707
2/9/07      2.22
2/12/07     2.634
2/13/07     1.006
2/14/07     0.601
2/15/07     0.901
2/16/07     1.6
2/19/07     1.6
2/20/07     1.407
2/21/07     0.804
2/22/07     0.302
2/23/07     1.213
2/26/07     0.811
2/27/07     2.697
2/28/07     1.235
3/1/07      -0.723
3/2/07      1.567
3/5/07      2.234
3/6/07      0.209
3/7/07      1.253
3/8/07      0.827
3/9/07      1.442
3/12/07     3.09
3/13/07     4.512
3/14/07     2.708
3/15/07     1.963
3/16/07     2.277
3/19/07     2.364
3/20/07     2.99
3/21/07     2.043
3/22/07     2.141
3/23/07     1.831
3/26/07     2.039
3/27/07     2.143
3/28/07     1.84
3/29/07     1.724
3/31/07     1.621
4/2/07      1.417
4/3/07      0.704
4/4/07      0.401
4/5/07      0.602
4/6/07      0.602
4/9/07      0.804
4/10/07     1.202
4/11/07     1.508
4/12/07     0.802
4/13/07     0.4
4/16/07     -0.596
4/17/07     -0.3
4/18/07     -0.598
4/19/07     -0.501
4/20/07     -0.596
4/23/07     -0.299
4/24/07     0.598
4/25/07     0.099
4/26/07     0.099
4/27/07     0.495
4/30/07     1.097
5/1/07      1.097
5/2/07      1.488
5/3/07      1.685
5/4/07      2.081
5/7/07      1.784
5/8/07      1.092
5/9/07      0.891
5/10/07     1.598
5/11/07     1.39
5/14/07     2.09
5/15/07     2.52
5/16/07     2.414
5/17/07     2.015
5/18/07     1.005
5/21/07     1.198
5/22/07     0.497
5/23/07     1.594
5/24/07     1.509
5/25/07     1.906
5/28/07     1.906
5/29/07     1.097
5/30/07     1.091
5/31/07     1.784
6/1/07      1.09
6/4/07      1.48
6/5/07      1.68
6/6/07      0.3
6/7/07      1.9
6/8/07      2.3
6/11/07     1.6
6/12/07     2.1
6/13/07     0.9
6/14/07     1.3
6/15/07     1.3
6/18/07     1.09
6/19/07     0.5
6/20/07     1.4
6/21/07     2.11
6/22/07     2.03
6/25/07     1.52
6/26/07     1.43
6/27/07     0.5
6/28/07     -0.1
6/29/07     -0.1
7/2/07      0
7/3/07      0.413
7/4/07      0.413
7/5/07      -0.302
7/6/07      -0.603
7/9/07      -0.2
7/10/07     1.121
7/11/07     0
7/12/07     -0.203
7/13/07     0.101
7/16/07     -0.203
7/17/07     -1.537
7/18/07     -2.99
7/19/07     -2.78
7/20/07     -1.667
7/23/07     -0.941
7/24/07     -1.283
7/25/07     -3.64
7/26/07     -5.038
7/27/07     -4.53
7/30/07     -2.541
7/31/07     -0.222
8/1/07      -0.673
8/2/07      -1.564
8/3/07      -1.596
8/6/07      -4.122
8/7/07      -4.265
8/8/07      -5.598
8/9/07      -4.377
8/10/07     -4.724
8/13/07     -4.602
8/14/07     -5.307
8/15/07     -7.855
8/16/07     -11.882
8/17/07     -5.293
8/20/07     -4.032
8/21/07     -4.277
8/22/07     -4.119
8/23/07     -4.784
8/24/07     -4.195
8/27/07     -3.991
8/28/07     -4.056
8/29/07     -3.326
8/30/07     -4.143
8/31/07     -3.539
9/3/07      -3.539
9/4/07      -3.409
9/5/07      -2.983
9/6/07      -2.299
9/7/07      -3.252
9/10/07     -3.275
9/11/07     -2.555
9/12/07     -2.665
9/13/07     -2.425
9/14/07     -1.724
9/17/07     -2.411
9/18/07     -3.519
9/19/07     -5.493
9/20/07     -4.063
9/21/07     -4.274
9/24/07     -2.709
9/25/07     -1.249
9/26/07     -0.455
9/27/07     -1.925
9/28/07     -3.185
10/1/07     -1.93
10/2/07     -3.495
10/3/07     -3.837
10/4/07     -4.821
10/5/07     -4.556
10/8/07     -4.116
10/9/07     -4.767
10/10/07    -3.996
10/11/07    -4.894
10/12/07    -4.004
10/15/07    -3.799
10/16/07    -3.641
10/17/07    -4.096
10/18/07    -5.023
10/19/07    -4.646
10/22/07    -5.184
10/23/07    -6.085
10/24/07    -5.991
10/25/07    -4.762
10/26/07    -5.402
10/29/07    -4.822
10/30/07    -5.409
10/31/07    -5.688
11/1/07     -5.226
11/2/07     -4.801
11/5/07     -4.26
11/6/07     -6.323
11/7/07     -7.341
11/8/07     -8.163
11/9/07     -9.541
11/12/07    -9.65
11/13/07    -9.36
11/14/07    -8.612
11/15/07    -8.738
11/16/07    -8.293
11/19/07    -7.412
11/20/07    -8.712
11/21/07    -9.847
11/22/07    -9.847
11/23/07    -10.678
11/26/07    -9.628
11/27/07    -10.064
11/28/07    -11.25
11/29/07    -11.208
11/30/07    -9.816


                                       10
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

(UNAUDITED)

HOW IS THE FUND POSITIONED AT THE CLOSE OF THE PERIOD?

                        CWF (AS A % OF) TOTAL INVESTMENTS
                             As of November 30, 2007

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equities                               61%
Fixed Income                           30%
Cash                                    1%
Preferred Term Securities               8%

As of November 30, 2007, the percentage of the Fund's total investments held in equities and fixed income was 61% and 30%, respectively. The Fund continues to be overweight high quality, higher dividend paying securities. While the market has not been good to these types of securities lately, particularly since the subprime and credit market issues came to light, we believe that once the credit market tightness passes, such securities will once again be looked upon favorably by the market. In the Equity portion of the portfolio, securities related to the Financial sector continue to represent the largest sector allocation, as favorable valuation, high dividend yield and consistent growth relative to other sectors provide many attractive investment opportunities. Due to the uncertainty around the economy and the likely slowing of corporate earnings growth, the Consumer Staples sector is also a large exposure in the portfolio. We believe that Consumer Staples should show steadier earnings characteristics in the event of an economic slowdown.


                                       11
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

(UNAUDITED)

--------------------------------------------------------------------------------
               FUND EQUITY ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (as of November 30, 2007)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equities                          61%
Preferred Term Securities          8%
Fixed Income                      30%
Cash                               1%

Banks                             10.1%
Consumer Staples                   9.6%
Energy                             5.3%
Financials                         9.1%
Healthcare                         2.9%
Industrials                        1.6%
REITs                              8.2%
Telecommunications Services        6.4%
Transportation                     3.8%
Utilities                          4.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            FUND FIXED INCOME ALLOCATION AS A % OF TOTAL INVESTMENTS
                            (as of November 30, 2007)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Automotive                         0.9%
Basic Industry                     2.0%
Broadcasting                       0.7%
Building Materials                 1.2%
Cable Television                   2.4%
Chemicals                          2.6%
Consumer Products                  0.8%
Electronic Equip. & Instruments    1.2%
Energy                             2.9%
Financial                          1.5%
Gaming                             1.2%
Healthcare                         1.8%
Metals & Mining                    1.1%
Paper & Forest Products            1.7%
Publishing                         0.5%
Real Estate                        0.7%
Retail                             1.4%
Services                           2.0%
Telecommunications                 1.5%
Transportation                     0.3%
Utilities                          1.7%

Fixed Income                      30%
Equities                          61%
Preferred Term Securities          8%
Cash                               1%
--------------------------------------------------------------------------------

The fixed income portion of the Fund is currently overweight BB-rated and B-rated issues and underweight the more speculative CCC-rated portion of the market. As a result, the portfolio has a higher average credit quality than the overall high yield market. The tradeoff is that the bond portfolio yields less than the Merrill Lynch High Yield Cash Pay Index. We believe that the benefits of having a higher quality bias in the current economic environment will outweigh the yield disadvantage versus the index over the coming year. The fixed income portion of the Fund is highly diversified, and its primary goal remains unchanged, namely to provide a consistent level of income to support the Fund's monthly distribution.


                                       12
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

(UNAUDITED)

WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS

                                                   % OF TOTAL
TICKER       SECURITY                              INVESTMENTS           YIELD%
--------------------------------------------------------------------------------
MO           Altria Group, Inc.                       4.96                3.90
BAC          Bank of America Corporation              4.80                5.50
AB           AllianceBernstein Holding LP             3.57                5.90
ETP          Energy Transfer Partners LP              2.68                6.60
WB           Wachovia Corporation                     2.35                6.00
CSE          CapitalSource, Inc.                      1.92               14.30
PFE          Pfizer Inc.                              1.85                5.40
SFI          iStar Financial, Inc.                    1.83               11.90
WIN          Windstream Corporation                   1.82                7.70
USB          US Bancorp                               1.72                5.10

--------------------------------------------------------------------------------

                      DEFINITION OF THE COMPARATIVE INDICES

CONSUMER PRICE INDEX is a measure of the average change in prices over time in a fixed market basket of goods and services.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MERRILL LYNCH U.S. CORPORATE MASTER INDEX tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

--------------------------------------------------------------------------------


                                       13
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

UTILIZATION OF LEVERAGE (UNAUDITED)

The Chartwell Dividend and Income Fund, Inc. has utilized leverage through the issuance of commercial paper. As of November 30, 2007, the Fund had approximately $55 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope.

The Fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.


                                       14
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

ASSET CLASS WEIGHTINGS (UNAUDITED)+:

   [THE FOLLOWING TABLE WAS REPRESENTED BY BAR CHART IN THE PRINTED MATERIAL.]

Common Stock                                                               82.3%
Preferred Term Securities                                                  10.6%
Convertible Preferred Stock                                                 0.5%
Preferred Stock                                                             2.3%
Corporate Notes/Bonds                                                      42.4%
Cash Equivalents                                                            1.3%

+ Percentages are based on total net assets of $137,953,848.

Total Investments including leverage are $192,264,050.

                                                          NUMBER OF         MARKET
                                                           SHARES           VALUE
                                                        -------------   --------------
COMMON STOCK--82.3%
BANKS--14.0%
Bank of America Corporation .........................         200,000   $    9,226,000
JPMorgan Chase & Company ............................          50,000        2,281,000
US Bancorp ..........................................         100,000        3,309,000
Wachovia Corporation ................................         105,000        4,515,000
                                                                        --------------
                                                                            19,331,000
                                                                        --------------
BASIC INDUSTRY--2.3%
Dow Chemical Company ................................          75,000        3,145,500
                                                                        --------------
CONSUMER STAPLES--13.4%
Altria Group, Inc. ..................................         122,950        9,536,002
B&G Foods, Inc., Class A ............................         100,000        1,069,000
B&G Foods, Inc. .....................................          41,000          738,000
Entercom Communications Corporation, Class A ........         100,000        1,629,000
Gatehouse Media, Inc. ...............................         145,000        1,189,000
Regal Entertainment Group, Class A ..................         110,000        2,176,900
Reynolds American, Inc. .............................          30,000        2,100,600
                                                                        --------------
                                                                            18,438,502
                                                                        --------------
ENERGY--7.4%
Baker Hughes, Inc. ..................................          10,000          802,700
Calumet Specialty Products Partners LP (a) ..........           5,000          184,850
Duncan Energy Partners LP (a) .......................          15,000          341,700
Energy Transfer Partners LP (a) .....................         100,000        5,150,000

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       15
                                    ---------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                          NUMBER OF         MARKET
                                                           SHARES           VALUE
                                                        -------------   --------------
COMMON STOCK (CONTINUED)
ENERGY (CONTINUED)
Enterprise Products Partners LP (a) .................          50,000   $    1,563,000
Linn Energy LLC (a) .................................           7,000          188,020
Sunoco Logistics Partners LP (a) ....................          40,000        2,004,400
                                                                        --------------
                                                                            10,234,670
                                                                        --------------
FINANCIAL--10.5%
AllianceBernstein Holding LP (a) ....................          83,800        6,867,410
American Capital Strategies Limited .................          48,200        1,812,802
Apollo Investment Corporation .......................         100,000        1,771,000
MCG Capital Corporation .............................         125,000        1,412,500
Newcastle Investment Corporation ....................          30,000          390,300
Och-Ziff Capital Management Group LLC, Class A* .....          36,095          889,742
Star Asia Financial Limited+ ........................          50,000          500,000
Technology Investment Capital Corporation ...........          80,595          842,217
                                                                        --------------
                                                                            14,485,971
                                                                        --------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
Brookdale Senior Living Inc. ........................          60,000        1,986,000
                                                                        --------------
HEALTHCARE--2.6%
Pfizer Inc. .........................................         150,000        3,564,000
                                                                        --------------
REAL ESTATE INVESTMENT TRUSTS--10.8%
Alesco Financial, Inc. ..............................         300,000        1,116,000
Annaly Capital Management Inc. ......................         100,000        1,721,000
CapitalSource, Inc. .................................         220,000        3,687,200
Care Investment Trust, Inc. .........................          41,800          415,910
Deerfield Triarc Capital Corporation ................         125,000          938,750
iStar Financial, Inc. ...............................         120,000        3,512,400
Liberty Property Trust ..............................          60,000        1,878,600
LTC Properties, Inc. ................................          50,000        1,177,000
NorthStar Realty Finance Corporation ................          50,000          458,500
                                                                        --------------
                                                                            14,905,360
                                                                        --------------
TELECOMMUNICATIONS--9.0%
Alaska Communications Systems Group, Inc. ...........         150,000        2,250,000
Citizens Communications Company .....................         200,000        2,596,000
Consolidated Communications Holdings, Inc. ..........         110,824        1,782,050
Fairpoint Communications, Inc. ......................         150,000        2,238,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       16
                                    ---------
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                          NUMBER OF         MARKET
                                                           SHARES           VALUE
                                                        -------------   --------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Windstream Corporation ..............................         270,000   $    3,496,500
                                                                        --------------
                                                                            12,362,550
                                                                        --------------
TRADING COMPANIES & DISTRIBUTORS--1.5%
Aircastle Limited ...................................          77,780        2,054,948
                                                                        --------------
TRANSPORTATION--3.8%
FreeSeas Inc.* ......................................         126,949          831,516
General Maritime Corporation ........................          75,000        2,002,500
K-Sea Transportation Partners LP (a) ................          10,000          369,500
Paragon Shipping, Inc., Class A .....................          50,000        1,020,000
Teekay LNG Partners LP (a) ..........................          35,000        1,037,750
                                                                        --------------
                                                                             5,261,266
                                                                        --------------
UTILITIES--5.6%
AmeriGas Partners LP (a) ............................          15,200          535,800
Kinder Morgan Energy Partners LP (a) ................          45,000        2,276,550
ONEOK Partners LP (a) ...............................          50,900        3,062,653
TEPPCO Partners LP (a) ..............................          34,800        1,382,256
Transmontaigne Partners LP (a) ......................          15,000          465,000
                                                                        --------------
                                                                             7,722,259
                                                                        --------------
TOTAL COMMON STOCK (COST $119,742,152) ..............                      113,492,026
                                                                        --------------
PREFERRED TERM SECURITIES+ (d)--10.6%
Alesco Preferred Funding IX, 06/23/36 ...............           1,000          690,000
Alesco Preferred Funding X, 09/23/36 ................           1,000          820,000
Alesco Preferred Funding XI, 12/23/36 ...............           5,000          400,000
Alesco Preferred Funding XII, 07/15/37 ..............           5,000          405,000
Alesco Preferred Funding XIII, 09/23/37 .............           2,500          205,000
Alesco Preferred Funding XIV, 03/15/37 ..............           5,000          445,000
Alesco Preferred Funding XV, 12/23/37 ...............           2,500          225,000
Alesco Preferred Funding XVI, 03/23/38 ..............           5,000          450,000
I-Preferred Term Securities IV, 06/24/34 ............          10,000          772,500
Preferred Term Securities IV, 12/23/31 ..............          20,000          660,000
Preferred Term Securities XIII, 09/23/37 ............          10,000          699,200
Preferred Term Securities XIV, 06/24/34 .............          20,000        1,395,600
Preferred Term Securities XV, 09/24/34 ..............          20,000        1,549,200
Preferred Term Securities XVI, 03/23/35 .............          10,000          776,100

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       17
                                    ---------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                          NUMBER OF         MARKET
                                                           SHARES           VALUE
                                                        -------------   --------------
PREFERRED TERM SECURITIES+ (d) (CONTINUED)
Preferred Term Securities XVII, 09/23/35 ............           6,000   $      438,180
Preferred Term Securities XVIII, 06/23/35 ...........          10,000          704,800
Preferred Term Securities XIX, 12/22/35 .............          10,000          674,600
Preferred Term Securities XX, 03/22/38 ..............          10,000          737,500
Preferred Term Securities XXI, 03/22/38 .............          10,000          715,000
Preferred Term Securities XXII, 03/22/37 ............          10,000          378,500
Preferred Term Securities XXIII, 12/22/36 ...........           5,000          228,250
Preferred Term Securities XXIV, 03/22/37 ............           5,000          428,650
Preferred Term Securities XXV, 06/22/37 .............           5,000          437,500
Taberna Preferred Funding I Limited, 07/05/35 .......           2,500           87,500
Taberna Preferred Funding II, 06/30/35 ..............           5,000           25,000
Taberna Preferred Funding VI Limited, 12/05/36 ......           5,000           75,000
Taberna Preferred Funding VII, 02/05/37 .............           5,000           75,000
U.S. Capital Funding VI Limited Corporation .........           5,000          175,000
                                                                        --------------
TOTAL PREFERRED TERM SECURITIES (COST $18,639,529) ..                       14,673,080
                                                                        --------------
CONVERTIBLE PREFERRED STOCK--0.5%
FINANCIAL--0.5%
ACE Limited, 7.800% .................................          26,025          639,174
                                                                        --------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $663,297) ...                          639,174
                                                                        --------------
PREFERRED STOCK--2.3%
FINANCIAL--1.7%
Aspen Insurance Holdings Limited ....................          20,000        1,115,000
Solar Cayman Limited* ...............................          80,000        1,217,600
                                                                        --------------
                                                                             2,332,600
                                                                        --------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
FelCor Lodging Trust, Inc. ..........................          40,000          847,200
                                                                        --------------
TOTAL PREFERRED STOCK (COST $3,346,490) .............                        3,179,800
                                                                        --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       18
                                    ---------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                          PRINCIPAL         MARKET
                                                           AMOUNT           VALUE
                                                        -------------   --------------
CORPORATE NOTES/BONDS--42.4%
AUTOMOTIVE--1.3%
Lear Corporation, Series B
   8.750%, 12/01/16 .................................   $     885,000   $      818,625
TRW Automotive, Inc.
   7.250%, 03/15/17 .................................       1,000,000          932,500
                                                                        --------------
                                                                             1,751,125
                                                                        --------------
BASIC INDUSTRY--2.8%
Actuant Corporation+
   6.875%, 06/15/17 .................................       1,265,000        1,239,700
Blount, Inc.
   8.875%, 08/01/12 .................................         750,000          753,750
H&E Equipment Services, Inc.
   8.375%, 07/15/16 .................................       1,175,000        1,092,750
Trimas Corporation
   9.875%, 06/15/12 .................................         772,000          764,280
                                                                        --------------
                                                                             3,850,480
                                                                        --------------
BROADCASTING--0.9%
Allbritton Communications Company
   7.750%, 12/15/12 .................................       1,315,000        1,308,425
                                                                        --------------
BUILDING MATERIALS--1.6%
Gibraltar Industries, Inc.
   8.000%, 12/01/15 .................................       1,340,000        1,226,100
WII Components, Inc.
   10.000%, 02/15/12 ................................       1,000,000        1,030,000
                                                                        --------------
                                                                             2,256,100
                                                                        --------------
CHEMICALS--3.8%
Chemtura Corporation
   6.875%, 06/01/16 .................................       1,000,000          925,000
Ineos Group Holdings+
   8.500%, 02/15/16 .................................       1,020,000          923,100
Nova Chemicals Corporation (b)
   7.863%, 11/15/13 .................................       1,300,000        1,254,500

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       19
                                    ---------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                          PRINCIPAL         MARKET
                                                           AMOUNT           VALUE
                                                        -------------   --------------
CORPORATE NOTES/BONDS (CONTINUED)
CHEMICALS (CONTINUED)
Momentive Performance Materials Inc.+
   9.750%, 12/01/14 .................................   $   1,000,000   $      932,500
Tronox Worldwide LLC
   9.500%, 12/01/12 .................................       1,285,000        1,233,600
                                                                        --------------
                                                                             5,268,700
                                                                        --------------
CONSUMER PRODUCTS--1.1%
Hanesbrands, Inc. (b)
   8.784%, 12/15/14 .................................       1,025,000        1,014,750
Rent-A-Center, Inc.
   7.500%, 05/01/10 .................................         570,000          544,350
                                                                        --------------
                                                                             1,559,100
                                                                        --------------
CABLE TELEVISION--3.3%
CSC Holdings, Inc.
   7.875%, 02/15/18 .................................       1,285,000        1,195,050
DIRECTV Holdings LLC
   6.375%, 06/15/15 .................................         750,000          729,375
Echostar DBS
   6.625%, 10/01/14 .................................       1,000,000        1,015,000
Mediacom Broadband LLC
   8.500%, 10/15/15 .................................       1,250,000        1,118,750
Quebecor Media, Inc.
   7.750%, 03/15/16 .................................         520,000          487,500
                                                                        --------------
                                                                             4,545,675
                                                                        --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.6%
Flextronics International Limited
   6.500%, 05/15/13 .................................         885,000          865,088
Superior Essex Communications LLC
   9.000%, 04/15/12 .................................       1,450,000        1,410,125
                                                                        --------------
                                                                             2,275,213
                                                                        --------------
ENERGY--4.1%
Bristow Group Inc.+
   7.500%, 09/15/17 .................................       1,030,000        1,039,013
Cie Generale Geophysique
   7.750%, 05/15/17 .................................       1,000,000        1,010,000

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       20
                                    ---------
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                          PRINCIPAL         MARKET
                                                           AMOUNT           VALUE
                                                        -------------   --------------
CORPORATE NOTES/BONDS (CONTINUED)
ENERGY (CONTINUED)
Cimarex Energy Company
   7.125%, 05/01/17 .................................   $     650,000   $      640,250
Complete Production Services, Inc.
   8.000%, 12/15/16 .................................         780,000          744,900
Copano Energy LLC
   8.125%, 03/01/16 .................................         935,000          939,675
Pioneer Natural Resources Company
   6.650%, 03/15/17 .................................       1,000,000          962,371
Range Resources Corporation
   7.500%, 05/15/16 .................................         250,000          254,375
                                                                        --------------
                                                                             5,590,584
                                                                        --------------
FINANCIAL--2.2%
Ford Motor Credit Company LLC
   7.000%, 10/01/13 .................................       1,950,000        1,705,054
GMAC LLC
   7.000%, 02/01/12 .................................       1,470,000        1,284,886
                                                                        --------------
                                                                             2,989,940
                                                                        --------------
GAMING--1.6%
Boyd Gaming Corporation
   7.125%, 02/01/16 .................................       1,100,000        1,053,250
MTR Gaming Group, Inc.
   9.000%, 06/01/12 .................................         700,000          668,500
MTR Gaming Group, Inc., Series B
   9.750%, 04/01/10 .................................         520,000          522,600
                                                                        --------------
                                                                             2,244,350
                                                                        --------------
HEALTHCARE--2.6%
Hanger Orthopedic Group, Inc.
   10.250%, 06/01/14 ................................       1,000,000        1,030,000
HCA Inc.
   9.125%, 11/15/14 .................................       1,000,000        1,025,000
Iasis Healthcare Corporation
   8.750%, 06/15/14 .................................       1,000,000          975,000
Omnicare, Inc.
   6.875%, 12/15/15 .................................         650,000          601,250
                                                                        --------------
                                                                             3,631,250
                                                                        --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       21
                                    ---------
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                             PRINCIPAL         MARKET
                                                               AMOUNT          VALUE
                                                           -------------   --------------
CORPORATE NOTES/BONDS (CONTINUED)
METALS & MINING--1.6%
Freeport-McMoRan Copper & Gold, Inc.
   8.375%, 04/01/17 ....................................   $   1,000,000   $    1,082,500
Steel Dynamics, Inc.+
   7.375%, 11/01/12 ....................................         200,000          199,500
   6.750%, 04/01/15 ....................................         945,000          907,200
                                                                           --------------
                                                                                2,189,200
                                                                           --------------

PAPER AND FOREST PRODUCTS--2.3%
Georgia-Pacific Corporation+
   7.125%, 01/15/17 ....................................         100,000           96,250
P H Glatfelter+
   7.125%, 05/01/16 ....................................       1,190,000        1,172,150
U.S. Corrugated
   10.000%, 06/01/13 ...................................       1,000,000          930,000
Verso Paper Holdings LLC
   11.375%, 08/01/16 ...................................       1,000,000        1,020,000
                                                                           --------------
                                                                                3,218,400
                                                                           --------------

PUBLISHING--0.7%
Idearc, Inc.
   8.000%, 11/15/16 ....................................       1,075,000        1,010,500
                                                                           --------------

REAL ESTATE--1.0%
Corrections Corp of America
   7.500%, 05/01/11 ....................................          90,000           91,575
Geo Group, Inc.
   8.250%, 07/15/13                                            1,340,000        1,346,700
                                                                           --------------
                                                                                1,438,275
                                                                           --------------
RETAIL--1.9%
Brown Shoe Company, Inc.
   8.750%, 05/01/12 ....................................         800,000          820,000
Couche-Tard US LP
   7.500%, 12/15/13 ....................................         400,000          398,000
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13 ....................................       1,390,000        1,381,313
                                                                           --------------
                                                                                2,599,313
                                                                           --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       22
                                    ---------
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                             PRINCIPAL         MARKET
                                                               AMOUNT          VALUE
                                                           -------------   --------------
CORPORATE NOTES/BONDS (CONTINUED)
SERVICES--2.8%
Allied Security Escrow Corporation
   11.375%, 07/15/11 ...................................   $   1,015,000   $      969,325
ARAMARK Corporation
   8.500%, 02/01/15 ....................................       1,000,000        1,008,750
Buhrmann US, Inc.
   8.250%, 07/01/14 ....................................         620,000          595,200
KAR Holdings, Inc.+
   8.750%, 05/01/14 ....................................       1,270,000        1,181,100
                                                                           --------------
                                                                                3,754,375
                                                                           --------------

TELECOMMUNICATIONS--2.2%
Cincinnati Bell, Inc.
   8.375%, 01/15/14 ....................................         960,000          933,600
Hughes Network Systems
   9.500%, 04/15/14 ....................................         855,000          865,687
Intelsat Subsidiary Holding Company
   8.625%, 01/15/15 ....................................       1,155,000        1,169,437
                                                                           --------------
                                                                                2,968,724
                                                                           --------------

TRANSPORTATION--0.4%
Stena AB
   7.500%, 11/01/13 ....................................         550,000          543,125
                                                                           --------------

UTILITIES--2.6%
AES Corporation+
   8.750%, 05/15/13 ....................................         623,000          651,035
Edison Mission Energy
   7.000%, 05/15/17 ....................................         650,000          625,625
Elwood Energy LLC
   8.159%, 07/05/26 ....................................       1,007,318        1,065,667
NSG Holdings LLC+
   7.750%, 12/15/25 ....................................       1,200,000        1,191,000
                                                                           --------------
                                                                                3,533,327
                                                                           --------------
TOTAL CORPORATE NOTES/BONDS (COST $60,041,778) .........                       58,526,181
                                                                           --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       23
                                    ---------
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

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)

                                                             NUMBER OF         MARKET
                                                               SHARES          VALUE
                                                           -------------   --------------
CASH EQUIVALENT--1.3%
SEI Daily Income Trust, Prime Obligations Fund,
   Class A shares, 5.010% (c) ..........................       1,753,789   $    1,753,789
                                                                           --------------
TOTAL CASH EQUIVALENT (COST $1,753,789) ................                        1,753,789
                                                                           --------------
TOTAL INVESTMENTS--139.4%
   (COST $204,187,035) .................................                      192,264,050
                                                                           --------------

                                                              WRITTEN
                                                             CONTRACTS
                                                           -------------
COVERED CALL OPTIONS WRITTEN--(1.0)%
Altria Group, Inc., Expires: 12/22/07,
   Strike Price: $75 ...................................            (200)         (41,400)
American Capital Strategies Limited,
   Expires: 12/22/07, Strike Price: $40 ................            (200)          (5,000)
Annaly Capital Management Inc., Expires: 12/22/07,
   Strike Price: $17.50 ................................          (1,000)         (50,000)
Baker Hughes, Inc., Expires: 12/22/07,
   Strike Price: $90 ...................................            (100)          (3,000)
Consolidated Communications Holdings, Inc.,
   Expires: 12/22/07, Strike Price: $20 ................            (500)          (5,000)
Dow Chemical Company, Expires: 01/19/08,
   Strike Price: $45 ...................................            (750)         (37,500)
Energy Transfer Partners LP, Expires: 03/22/08,
   Strike Price: $60 ...................................            (610)         (21,350)
Entercom Communications Corporation,
   Expires: 12/22/07, Strike Price: $17.50 .............            (700)         (19,250)
Fairpoint Communications Inc., Expires: 01/19/08,
   Strike Strike Price: $17.50 .........................            (500)          (7,500)
GateHouse Media Inc., Expires: 12/22/07,
   Strike Price: $12.50 ................................            (450)          (2,250)
JPMorgan Chase & Company, Expires: 12/22/07,
   Strike Price: $45 ...................................            (500)         (50,000)
Liberty Property Trust, Expires: 12/22/07,
   Strike Price: $35 ...................................            (300)          (9,000)
Pfizer Inc., Expires: 01/19/08, Strike Price: $25 ......          (1,500)         (60,000)
PHLX Bank Index, Expires: 12/22/07,
   Strike Price: $100 ..................................            (200)         (49,500)
PHLX Bank Index, Expires: 12/22/07,
   Strike Price: $90 ...................................            (100)         (80,500)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       24
                                    ---------
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

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                              WRITTEN          MARKET
                                                             CONTRACTS         VALUE
                                                           -------------   --------------
COVERED CALL OPTIONS WRITTEN (CONTINUED)
PHLX Bank Index, Expires: 12/22/07,
   Strike Price: $95 ...................................            (200)  $      (94,000)
Regal Entertainment Group, Expires: 01/19/08,
   Strike Price: $22.50 ................................          (1,100)         (11,000)
Reynolds American, Inc., Expires: 12/22/07,
   Strike Price: $65 ...................................            (300)        (115,800)
S&P 500 Index, Expires: 12/22/07,
   Strike Price: $1,520 ................................            (200)        (240,000)
S&P 500 Index, Expires: 12/22/07,
   Strike Price: $1,495 ................................            (100)        (235,000)
US Bancorp, Expires: 12/22/07, Strike Price: $33 .......          (1,000)        (125,000)
Wachovia Corporation, Expires: 12/22/07,
   Strike Price: $40 ...................................            (250)         (92,500)
Wachovia Corporation, Expires: 12/22/07,
   Strike Price: $45 ...................................            (250)          (7,500)
                                                                           --------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED $889,095) ........................                       (1,362,050)
                                                                           --------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(38.4)% ...                      (52,948,152)
                                                                           --------------
NET ASSETS--100.0% .....................................                   $  137,953,848
                                                                           ==============

*     Non-income producing security.
+ Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. At November 30, 2007, these securities amounted to $24,705,628 or 17.9% of net assets.
(a) Securities considered Master Limited Partnerships. At November 30, 2007, these securities amounted to $25,428,889 or 18.4% of net assets.
(b) Variable rate security -- The rate reported on the Schedule of Investments is the rate in effect at November 30, 2007.
(c)   The rate shown is the 7-day effective yield as of November 30, 2007.
(d) Securities considered illiquid. The total value of such securities as of November 30, 2007 was $14,673,080 or 10.6% of net assets.
LLC   Limited Liability Company
LP    Limited Partnership

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       25
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2007

ASSETS:
Investments, at value (cost $204,187,035) (Note 1) ..................   $  192,264,050
Interest receivable .................................................        1,503,622
Receivable for securities sold ......................................          401,750
Dividends receivable ................................................          201,887
Prepaid expenses and other assets ...................................          105,596
                                                                        --------------
      Total assets ..................................................      194,476,905
                                                                        --------------

LIABILITIES:
Commercial paper (Note 4) ...........................................       54,790,118
Covered call options written, at value
   (premiums received--$889,095) (Note 1) ...........................        1,362,050
Payable for investment management fees (Note 2) .....................          135,208
Payable for administration fees (Note 2) ............................           15,907
Payable to Custodian ................................................            1,268
Accrued expenses and other liabilities ..............................          218,506
                                                                        --------------
      Total liabilities .............................................       56,523,057
                                                                        --------------
NET ASSETS ..........................................................   $  137,953,848
                                                                        ==============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
      (authorized 100,000,000 shares) ...............................   $      169,060
   Additional paid-in capital .......................................      185,703,705
   Undistributed net investment income ..............................        1,881,138
   Accumulated net realized losses on investments and options .......      (37,404,115)
   Net unrealized depreciation on investments and options ...........      (12,395,940)
                                                                        --------------
NET ASSETS ..........................................................   $  137,953,848
                                                                        ==============
NET ASSET VALUE PER SHARE:
   $137,953,848 / 16,905,967 shares of Common Stock issued
      and outstanding ...............................................   $         8.16
                                                                        ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       26
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
NOVEMBER 30, 2007

INVESTMENT INCOME:
Dividends ...........................................................   $   13,701,199
Interest ............................................................        5,586,965
Foreign tax withholding .............................................          (12,068)
                                                                        --------------
      Total investment income .......................................       19,276,096
                                                                        --------------

EXPENSES:
Investment management fees (Note 2) .................................        2,032,314
Commercial paper fees ...............................................          344,096
Administration fees (Note 2) ........................................          213,936
Professional fees ...................................................          194,419
Printing and shareholder reports ....................................           82,172
Transfer agent fees .................................................           38,765
Insurance fees ......................................................           36,889
Registration fees ...................................................           27,872
Directors' fees and expenses ........................................           26,952
Custodian fees ......................................................           17,270
Other operating expenses ............................................           22,215
                                                                        --------------
   Total operating expenses .........................................        3,036,900
                                                                        --------------
Interest Expense (Note 4) ...........................................        2,921,244
                                                                        --------------
   Total expenses ...................................................        5,958,144
      Less: Investment management fees waived (Note 2) ..............         (213,859)
                                                                        --------------
      Net expenses ..................................................        5,744,285
                                                                        --------------
      NET INVESTMENT INCOME .........................................       13,531,811
                                                                        --------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

Net realized loss on investments ....................................          (92,556)
Net realized gain on written call options ...........................        2,171,032
Change in net unrealized appreciation (depreciation)
   on investments and written call options ..........................      (24,015,402)
                                                                        --------------
Net realized and unrealized loss on investments
   and written call options .........................................      (21,936,926)
                                                                        --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   $   (8,405,115)
                                                                        ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       27
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
NOVEMBER 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
   Net decrease in net assets resulting from operations .............   $   (8,405,115)
   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
      Purchase of long-term portfolio investments ...................     (156,863,217)
      Proceeds from sales of long-term portfolio investments ........      154,174,423
      Purchase of short-term portfolio investments ..................     (126,044,448)
      Proceeds from sales of short-term portfolio investments .......      127,105,374
      Realized gain on written call options .........................       (2,171,032)
      Premiums received from options written ........................        5,241,869
      Premiums paid to closed options ...............................       (1,911,541)
      Amortization of premiums on investments .......................           37,229
      Realized losses from security transactions ....................           92,556
      Change in unrealized depreciation from security transactions ..       24,015,402
      Increase in interest receivable ...............................          (33,514)
      Decrease in dividends receivable ..............................          241,587
      Decrease in receivable for securities sold ....................          (65,770)
      Decrease in prepaid expenses and other assets .................           43,194
      Decrease in payable for securities purchased ..................       (1,428,400)
      Decrease in payable for investment management fees ............          (14,045)
      Decrease in payable for administration fees ...................           (1,652)
      Decrease in payable for director fees .........................              (48)
      Increase in payable to custodian ..............................            1,268
      Increase in accrued expenses and other liabilities ............           68,855
                                                                        --------------
         Net cash provided by operating activities ..................       14,082,975
                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Reinvestment of dividends resulting in the issuance
      of common stock transactions ..................................      (15,044,806)
   Cash dividends paid to shareholders ..............................          790,866
   Increase in commercial paper, at value ...........................          160,965
                                                                        --------------
         Net cash used in financing activities ......................      (14,092,975)
                                                                        --------------
         Net decrease in cash .......................................          (10,000)

CASH
Cash at beginning of year ...........................................           10,000
                                                                        --------------
Cash at end of year .................................................   $           --
                                                                        ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       28
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE         FOR THE
                                                    YEAR ENDED      YEAR ENDED
                                                   NOVEMBER 30,    NOVEMBER 30,
                                                       2007            2006
                                                  -------------   -------------
OPERATIONS:
   Net investment income ......................   $  13,531,811   $  10,415,188
   Net realized gain (loss) on investments ....         (92,556)     24,492,621
   Net realized gain on written call options ..       2,171,032       1,335,397
   Change in net unrealized depreciation
     on investments and written call options ..     (24,015,402)     (5,678,545)
                                                  -------------   -------------
Net increase (decrease) in net assets
   resulting from operations ..................      (8,405,115)     30,564,661
                                                  -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income ......................     (14,219,577)    (15,574,045)
   Tax return of capital ......................        (825,229)             --
                                                  -------------   -------------
Net decrease in net assets resulting from
   dividends and distributions ................     (15,044,806)    (15,574,045)
                                                  -------------   -------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions ......         790,866       1,270,678
                                                  -------------   -------------
Total increase (decrease) in net assets .......     (22,659,055)     16,261,294
                                                  -------------   -------------
NET ASSETS:
   Beginning of year ..........................     160,612,903     144,351,609
                                                  -------------   -------------
   End of year
     (including undistributed net investment
     income of $1,881,138 and $1,448,432,
     respectively) ............................   $ 137,953,848   $ 160,612,903
                                                  =============   =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       29
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS

                                                               FOR THE YEARS ENDED
                                                                   NOVEMBER 30,
                                                              ---------------------
                                                                 2007       2006
                                                              ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ......................   $    9.55   $    8.65
                                                              ---------   ---------
INCOME/GAIN FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME (1) ..............................        0.80        0.63
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENT TRANSACTIONS AND OPTIONS ..................       (1.30)       1.20
                                                              ---------   ---------
     TOTAL FROM INVESTMENT OPERATIONS .....................       (0.50)       1.83
                                                              ---------   ---------
LESS DIVIDENDS:
   DIVIDENDS FROM NET INVESTMENT INCOME ...................       (0.84)      (0.93)
   TAX RETURN OF CAPITAL...................................       (0.05)         --
                                                              ---------   ---------
     TOTAL DIVIDENDS ......................................       (0.89)      (0.93)
                                                              ---------   ---------
NET ASSET VALUE, END OF YEAR ..............................   $    8.16   $    9.55
                                                              =========   =========
MARKET VALUE, END OF YEAR .................................   $    7.35   $    9.78
                                                              =========   =========
TOTAL RETURN BASED ON: (2)
   NET ASSET VALUE ........................................       (6.05)%     22.51%
                                                              =========   =========
   MARKET VALUE ...........................................      (17.19)%      0.36%
                                                              =========   =========
RATIOS AND SUPPLEMENTAL DATA: (3)
   NET ASSETS, END OF PERIOD (000 OMITTED) ................   $ 137,953   $ 160,613
                                                              =========   =========
   TOTAL EXPENSES INCLUDING WAIVER OF FEES ................        2.69%       2.59%
   TOTAL EXPENSES EXCLUDING WAIVER OF FEES ................        2.79%       2.68%
   TOTAL OPERATING EXPENSES INCLUDING WAIVER OF FEES (4) ..        1.15%       1.13%
   TOTAL OPERATING EXPENSES EXCLUDING WAIVER OF FEES (4) ..        1.26%       1.24%
   COMMERCIAL PAPER FEES AND INTEREST EXPENSE .............        1.53%       1.44%
   NET INVESTMENT INCOME INCLUDING WAIVER OF FEES .........        6.33%       5.07%
   PORTFOLIO TURNOVER .....................................          74%         96%

LEVERAGE ANALYSIS:
   AGGREGATE AMOUNT OUTSTANDING AT END OF PERIOD
     (000 OMITTED) ........................................   $  55,000   $  55,000
   AVERAGE DAILY BALANCE OF AMORTIZED COST OF COMMERCIAL
     PAPER OUTSTANDING (000 OMITTED) ......................   $  54,790   $  54,659
   ASSET COVERAGE PER $1,000 AT END OF PERIOD .............   $   3,903   $   3,980

----------
(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
(3) Ratios are stated as a percentage of managed net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)   Exclusive of commercial paper fees and interest expense.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       30
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               FOR THE YEARS ENDED
                                                                   NOVEMBER 30,
                                                              ---------------------
                                                                2005         2004
                                                              ---------   ---------
NET ASSET VALUE, BEGINNING OF YEAR ........................   $    8.96   $    8.52
                                                              ---------   ---------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
   NET INVESTMENT INCOME ..................................        0.61        0.55
   NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENT TRANSACTIONS AND OPTIONS ..................        0.08        0.89
                                                              ---------   ---------
     TOTAL FROM INVESTMENT OPERATIONS .....................        0.69        1.44
                                                              ---------   ---------
LESS DIVIDENDS AND DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME ...................       (0.53)      (0.54)
   DISTRIBUTIONS IN EXCESS ................................       (0.01)      (0.46)
   TAX RETURN OF CAPITAL ..................................       (0.46)         --
                                                              ---------   ---------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ....................       (1.00)      (1.00)
                                                              ---------   ---------
NET ASSET VALUE, END OF YEAR ..............................   $    8.65   $    8.96
                                                              =========   =========
MARKET VALUE, END OF YEAR .................................   $   10.70   $   10.03
                                                              =========   =========
TOTAL RETURN BASED ON: (2)
   NET ASSET VALUE ........................................        8.19%      18.01%
                                                              =========   =========
   MARKET VALUE ...........................................       18.14%      14.02%
                                                              =========   =========
RATIOS AND SUPPLEMENTAL DATA: (3)
   NET ASSETS, END OF YEAR (000 OMITTED) ..................   $ 144,352   $ 148,144
                                                              =========   =========
   TOTAL EXPENSES INCLUDING WAIVER OF FEES ................        2.90%       2.26%
   TOTAL EXPENSES EXCLUDING WAIVER OF FEES ................        3.04%       2.40%
   TOTAL OPERATING EXPENSES INCLUDING WAIVER OF FEES (4) ..        1.59%       1.57%
   TOTAL OPERATING EXPENSES EXCLUDING WAIVER OF FEES (4) ..        1.73%       1.71%
   COMMERCIAL PAPER FEES AND INTEREST EXPENSE .............        1.31%       0.69%
   NET INVESTMENT INCOME INCLUDING WAIVER OF FEES .........        7.00%       6.34%
   PORTFOLIO TURNOVER .....................................          80%         99%

LEVERAGE ANALYSIS:
   AGGREGATE AMOUNT OUTSTANDING AT END OF YEAR
     (000 OMITTED) ........................................   $  55,000   $  50,000
   AVERAGE DAILY BALANCE OF AMORTIZED COST OF COMMERCIAL
     PAPER OUTSTANDING (000 OMITTED) ......................   $  54,794   $  54,052
   ASSET COVERAGE PER $1,000 AT END OF YEAR ...............   $   3,679   $   3,680

----------
(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)   Exclusive of commercial paper fees and interest expense.

Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       31
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                              FOR THE YEAR ENDED
                                                                 NOVEMBER 30,
                                                              ------------------
                                                                     2003
                                                              ------------------
NET ASSET VALUE, BEGINNING OF YEAR ........................       $    7.47
                                                                  ---------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
   NET INVESTMENT INCOME ..................................            0.60
   NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENT TRANSACTIONS AND OPTIONS ..................            1.45
                                                                  ---------
     TOTAL FROM INVESTMENT OPERATIONS .....................            2.05
                                                                  ---------
LESS DIVIDENDS AND DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME ...................           (0.61)
   TAX RETURN OF CAPITAL ..................................           (0.39)
                                                                  ---------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ....................           (1.00)
                                                                  ---------
NET ASSET VALUE, END OF YEAR ..............................       $    8.52
                                                                  =========
MARKET VALUE, END OF YEAR .................................       $    9.80
                                                                  =========
TOTAL RETURN BASED ON: (2)
     NET ASSET VALUE ......................................           28.96%
                                                                  =========
     MARKET VALUE .........................................           51.57%
                                                                  =========
RATIOS AND SUPPLEMENTAL DATA: (3)
   NET ASSETS, END OF YEAR (000 OMITTED) ..................       $ 139,137
                                                                  =========
   TOTAL EXPENSES INCLUDING WAIVER OF FEES ................            2.40%
   TOTAL EXPENSES EXCLUDING WAIVER OF FEES ................            2.54%
   TOTAL OPERATING EXPENSES INCLUDING WAIVER OF FEES (4) ..            1.57%
   TOTAL OPERATING EXPENSES EXCLUDING WAIVER OF FEES (4) ..            1.86%
   COMMERCIAL PAPER FEES AND INTEREST EXPENSE .............            0.68%
   NET INVESTMENT INCOME INCLUDING WAIVER OF FEES .........            7.58%
   PORTFOLIO TURNOVER .....................................              99%

LEVERAGE ANALYSIS:
   AGGREGATE AMOUNT OUTSTANDING AT END OF YEAR
     (000 OMITTED) ........................................       $  50,000
   AVERAGE DAILY BALANCE OF AMORTIZED COST OF COMMERCIAL
     PAPER OUTSTANDING (000 OMITTED) ......................       $  49,925
   ASSET COVERAGE PER $1,000 AT END OF YEAR ...............       $   3,838

----------
(1)   Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)   Exclusive of commercial paper fees and interest expense.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       32
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available, of which there were none as of November 30, 2007, are valued in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee")


                                       33
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

CASH AND CASH EQUIVALENTS: Idle cash is swept into various money market funds and is classified as cash equivalents on the Schedule of Investments. Amounts invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.


                                       34
                                    ---------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN PREFERRED TERM SECURITIES ("PTSS"): The Fund invests in Preferred Term Securities, a type of collateralized debt obligation ("CDO"). A PTS is a trust collateralized by a pool of capital securities of affiliated holding corporations, typically of, but not limited to, smaller to medium sized banks and insurance companies.

The income tranche of these securities, owned by the Fund, receives residual cash disbursements after the senior tranches are paid a stated rate of interest. Dividend income from these securities is recorded based on anticipated cash flows and the internal rate of return of each PTS. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each PTS quarterly, and may differ from the estimated amounts.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), PTSs carry additional risks including, but are


                                       35
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in PTSs that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. The Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act (a "Disinterested Director"), a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members. Each Disinterested Director is reimbursed for reasonable out-of-pocket expenses associated with attending Board and Committee Meetings.

For the year ended November 30, 2007, the Fund incurred a legal expense of $131,775 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

U.S. Bank serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


                                       36
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 2007, purchases and sales of investments, excluding short-term investments, totaled $156,863,217 and $154,174,423, respectively.

The following table summarizes the Fund's call options written for the year ended November 30, 2007:

                                                    NUMBER OF
                                                    CONTRACTS     PREMIUMS
                                                    ---------   ------------
   Options outstanding, November 30, 2006 .......       4,200   $    299,541
   Options written ..............................      49,963      5,241,869
   Options expired ..............................     (23,660)    (2,255,635)
   Options exercised ............................      (5,668)      (569,742)
   Options closed ...............................     (13,825)    (1,826,938)
                                                    ---------   ------------
   Options outstanding, November 30, 2007 .......      11,010   $    889,095
                                                    =========   ============

NOTE 4. COMMERCIAL PAPER

As of November 30, 2007, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,790,118. The average discount rate of commercial paper outstanding at November 30, 2007, was 5.10%. The average daily balance of commercial paper outstanding for the year ended November 30, 2007, was $54,661,447 at a weighted average discount rate of 5.30%. The maximum face amount of commercial paper outstanding at any time during the year ended November 30, 2007, was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. There were no borrowings under this arrangement during the year ended November 30, 2007.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,905,967 shares of common stock outstanding at November 30, 2007, the Manager owned 18,029 shares.

For the years ended November 30, 2007 and November 30, 2006, the Fund issued 81,104 and 131,915 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than


                                       37
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income or excise tax is required.

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to distributions in excess of tax earnings and profits, ordinary gain from the sale of master limited partnerships, and return of capital from investments in master limited partnerships. As of November 30, 2007, the Fund recorded the following reclassifications to increase (decrease) the accounts below:

               UNDISTRIBUTED         ACCUMULATED         ADDITIONAL
              NET INVESTMENT           REALIZED           PAID-IN
                  INCOME                 LOSS             CAPITAL
              --------------         -----------         ----------
                $1,120,472           $(1,118,881)         $(1,591)

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                   ORDINARY             RETURN
                    INCOME            OF CAPITAL           TOTALS
                 -----------          ----------        -----------
2007             $14,219,577           $825,229         $15,044,806
2006              15,574,045                 --          15,574,045

As of November 30, 2007, the components of Distributable Earnings (Accumulated Losses) were as follows:

Capital loss carryforwards                             $(39,309,030)
Post-October losses                                         (97,806)
Net unrealized depreciation                             (10,393,220)
Other temporary differences                               1,881,138
                                                       ------------
Total accumulated losses                               $(47,918,918)
                                                       ============

Post-October losses represent losses realized on investment transactions from November 1, 2007 through November 30, 2007, that in accordance with federal income tax regulations the Fund may elect to defer or treat as having arisen in the following fiscal year.


                                       38
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

The following summarizes the capital loss carryforwards as of November 30, 2007. These capital loss carryforwards are available to offset future net capital gains.

                EXPIRING IN FISCAL YEAR                   AMOUNT
                -----------------------                 -----------
                          2009                          $ 8,004,078
                          2010                           30,533,344
                          2011                              771,608
                                                        -----------
Total capital loss carryforwards                        $39,309,030
                                                        ===========

During the year ended November 30, 2007, the Fund utilized $222,873 of capital loss carryforwards to offset capital gains.

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments excluding written options held by the Fund at November 30, 2007, were as follows:

Federal Tax Cost ....................................   $202,280,947
                                                        ------------
Aggregate Gross Unrealized Appreciation .............      8,702,645
Aggregate Gross Unrealized Depreciation .............    (18,719,542)
                                                        ------------
Net Unrealized Depreciation .........................   $(10,016,897)
                                                        ============

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. SEC guidance allows implementing FIN 48 as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semi-annual report on May 31, 2008. As of November 30, 2007, the Fund does not anticipate a material impact to the financial statements.


                                       39
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

In September 2006, FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

NOTE 9. SUBSEQUENT EVENTS

The Board of the Fund declared the following dividends:

DECLARATION DATE        EX-DATE           RECORD DATE         PAYABLE DATE     DIVIDEND RATE
----------------   -----------------   -----------------   -----------------   -------------
December 3, 2007   December 18, 2007   December 20, 2007   December 31, 2007      $0.0750
 January 2, 2008    January 15, 2008    January 17, 2008    January 31, 2008       0.0750

NOTE 10. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                                       40
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Chartwell Dividend and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Chartwell Dividend & Income Fund, Inc. (the Fund), including the schedule of investments, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 2005 were audited by other auditors, whose report dated January 27, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Dividend & Income Fund, Inc. at November 30, 2007, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 28, 2008


                                       41
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the


                                       42
                                    ---------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus


                                       43
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2007.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders other than the change to investment strategy regarding covered call options described on page 3. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no material changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. As of November 30, 2007, the Fund had $30 million outstanding at 5.30% per annum maturing on December 3, 2007, and $25 million at 4.85% per annum maturing on January 31, 2008. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.41% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) ...........   (10.00)%   (5.00)%    0.00%    5.00%   10.00%
Corresponding return to common
   stockholder .................   (15.89)%   (8.93)%   (1.96)%   5.00%   11.96%


                                       44
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

Assumes $140 million assets attributable to common shareholders; $55 million aggregate leverage with an average interest rate of 5.00%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

NEW YORK STOCK EXCHANGE CERTIFICATION

The Fund's President has certified to the New York Stock Exchange that, as of May 10, 2007, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.


                                       45
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in

DIRECTORS OF THE FUND

                                                                   TERM OF
                                     POSITION(S)                  OFFICE AND
      NAME, ADDRESS,                  HELD WITH                   LENGTH OF
         AND AGE                       THE FUND                  TIME SERVED
-------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------
C. Warren Ormerod                   Director                  Term Expires 2009
71 yrs. old                                                      (Since 2001)

-------------------------------------------------------------------------------
George W. Grosz*                    Director                  Term Expires 2008
70 yrs. old                                                      (Since 2000)

--------------------------------------------------------------------------------
Kenneth F. Herlihy                  Director                  Term Expires 2009
78 yrs. old                                                      (Since 1998)

--------------------------------------------------------------------------------
INTERESTED DIRECTORS**
----------------------
Winthrop S. Jessup                  Director,                 Term Expires 2008
62 yrs. old                         Chairman                     (Since 1998)
                                    and President

--------------------------------------------------------------------------------
Bernard P. Schaffer                 Director and              Term Expires 2010
63 yrs. old                         Vice President               (Since 1998)

--------------------------------------------------------------------------------

*   Mr. Grosz resigned from the Board effective January 10, 2008.

** These directors are considered to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.


                                       46
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each Officer and Director is c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                  IN THE FUND
    NAME, ADDRESS,                      PRINCIPAL OCCUPATION(S)                 COMPLEX OVERSEEN       OTHER DIRECTORSHIPS
        AND AGE                           DURING PAST 5 YEARS                      BY DIRECTOR         HELD BY BOARD MEMBER
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------
C. Warren Ormerod           Chairman and Managing Director, NorthStar Asset             1            None
71 yrs. old                 Management (since 2000). Managing Partner,
                            Stratton Management Company (1992-2000).
----------------------------------------------------------------------------------------------------------------------------
George W. Grosz*            Consultant (since 1996); President and CEO of               1            FBR National Bank &
70 yrs. old                 Meridian Asset Management Co. (1994-1996);                               Trust Company
                            Director, FBR Family of Funds (1998-2001).                               (2001-2006); Guardian
                                                                                                     Trust FSB (a wholly
                                                                                                     owned subsidiary of
                                                                                                     Guardian Life Insurance
                                                                                                     Company of America)
                                                                                                     (since 1999).
----------------------------------------------------------------------------------------------------------------------------
Kenneth F. Herlihy          Sculptor, who has worked since his retirement               1            None
78 yrs. old                 from the mutual fund industry in 1987.
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**
----------------------
Winthrop S. Jessup          Limited Partner, Chartwell Investment Partners,             1            Georgia Banking Company
62 yrs. old                 L.P. and Chartwell G.P., Inc. (since 1997);                              (since 1998).
                            Managing Partner, Chartwell Investment
                            Partners, L.P. and Chartwell G.P., Inc.
                            (1997-2005).
----------------------------------------------------------------------------------------------------------------------------
Bernard P. Schaffer         Managing Partner and Portfolio Manager of                   1            None
63 yrs. old                 Chartwell Investment Partners, L.P. and Partner
                            of Chartwell G.P., Inc. (since 1997).
----------------------------------------------------------------------------------------------------------------------------


                                       47
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
(CONTINUED)

                                                                    TERM OF
                                   POSITION(S)                    OFFICE AND
         NAME, ADDRESS,             HELD WITH                      LENGTH OF
             AND AGE                 THE FUND                     TIME SERVED
--------------------------------------------------------------------------------
OFFICERS OF THE FUND
--------------------
Winthrop S. Jessup                 Chairman of the Board,        (Since 1998)
62 yrs. old                        President and Director
--------------------------------------------------------------------------------
Bernard P. Schaffer                Vice President and            (Since 1998)
63 yrs. old                        Director
--------------------------------------------------------------------------------
Kevin A. Melich                    Vice President                (Since 1998)
65 yrs. old
--------------------------------------------------------------------------------
Timothy J. Riddle                  Vice President                (Since 1998)
52 yrs. old
--------------------------------------------------------------------------------
G. Gregory Hagar                   Vice President                (Since 1998)
39 yrs. old                        and Treasurer,                (Since 2004)
                                   Chief Financial Officer and
                                   Chief Compliance Officer
--------------------------------------------------------------------------------
Andrew S. Toburen                  Vice President                (Since 2003)
36 yrs. old
--------------------------------------------------------------------------------
Michael P. Malloy                  Secretary                     (Since 1998)
48 yrs. old
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
Maria E. Pollack                   Assistant                     (Since 1998)
62 yrs. old                        Secretary
--------------------------------------------------------------------------------


                                       48
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

         NAME, ADDRESS,                                     PRINCIPAL OCCUPATION(S)
             AND AGE                                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND
--------------------
Winthrop S. Jessup                 Limited Partner, Chartwell Investment Partners, L.P. and Chartwell G.P.,
62 yrs. old                        Inc. (since 1997); Managing Partner, Chartwell Investment Partners, L.P.
                                   and Chartwell G.P., Inc. (1997-2005).
------------------------------------------------------------------------------------------------------------
Bernard P. Schaffer                Managing Partner and Portfolio Manager of Chartwell Investment Partners,
63 yrs. old                        L.P. and Partner of Chartwell G.P., Inc. (since 1997).
------------------------------------------------------------------------------------------------------------
Kevin A. Melich                    Managing Partner and Portfolio Manager of Chartwell Investment Partners,
65 yrs. old                        L.P. and Chartwell G.P., Inc. (since 1997).
------------------------------------------------------------------------------------------------------------
Timothy J. Riddle                  Managing Partner of Chartwell Investment Partners, L.P. and of Chartwell
52 yrs. old                        G.P., Inc. (since 1997).
------------------------------------------------------------------------------------------------------------
G. Gregory Hagar                   Managing Partner (since 2007), Chief Financial Officer (since 1997) and
39 yrs. old                        Chief Compliance Officer (since 2004) of Chartwell Investment Partners,
                                   L.P.
------------------------------------------------------------------------------------------------------------
Andrew S. Toburen                  Fixed Income Portfolio Manager for Chartwell Investment Partners, L.P.
36 yrs. old                        (since 1999).
------------------------------------------------------------------------------------------------------------
Michael P. Malloy                  Partner (since 2007) in the law firm of Drinker Biddle & Reath LLP (since
48 yrs. old                        1993).
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------------------------------------------------
Maria E. Pollack                   Director of Client Administration for Chartwell Investment Partners, L.P.
62 yrs. old                        (since 1997).
------------------------------------------------------------------------------------------------------------


                                       49
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

NOTES TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a November 30, 2007 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2007, the Fund is designating the following items with regard to distributions paid during the year.

                        ORDINARY                                                  QUALIFYING   QUALIFYING
                         INCOME         RETURN         TOTAL       QUALIFYING      DIVIDEND     INTEREST
                      DISTRIBUTIONS   OF CAPITAL   DISTRIBUTIONS   DIVIDENDS(1)    INCOME(2)   INCOME(3)
CHARTWELL DIVIDEND AND
INCOME FUND, INC.        94.51%          5.49%        100.00%          45.10%        44.43%       27.91%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of Net Investment Income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.


                                       50
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2007
--------------------------------------------------------------------------------

DIRECTORS

Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS

Winthrop S. Jessup, President
G. Gregory Hagar, Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer
Bernard P.Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen,Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER

Chartwell Investment Partners, L.P.
1235 Westlakes Drive,Suite 400
Berwyn, PA 19312

ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN

U.S. Bank
Two Liberty Place
Philadelphia, PA 19102

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. The investment adviser's commentaries included in this report contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.   CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of Registrant's code is filed herewith.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that it does not have an audit committee financial expert serving on its Audit Committee, as defined in Item 3 to Form N-CSR. However, the Registrant's Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient experience and financial expertise to carry out their responsibilities and address any issues that are likely to come before the Audit Committee, including but not limited to the evaluation of the Registrant's financial statements, supervision of the Registrant's preparation of its financial statements, and oversight of the work of the Registrant's independent auditors.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Registrant's principal accountant related to the Registrant.

Registrant's principal accountant billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

------------------ ------------------------------------------------------ ----------------------------------------------------
                                           2007                                                   2006
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
                   All fees and      All non-audit      Description of    All fees and     All non-audit     Description of
                   services to the   services to the    Services          services to      services to the   Services
                   Registrant        Registrant's                         the Registrant   Registrant's
                                     service affiliates                                    service
                                     that were pre-                                        affiliates that
                                     approved by the                                       were pre-
                                     Registrant's                                          approved by the
                                     Audit Committee                                       Registrant's
                                     pursuant to Rule                                      Audit
                                     2-01(c)(7)(ii) of                                     Committee
                                     Regulation S-X.                                       pursuant to
                                                                                           Rule 2-
                                                                                           01(c)(7)(ii) of
                                                                                           Regulation S-X.
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(a)     Audit      $42,500                  N/A         Audit fees        $37,500                N/A         Audit fees
        Fees                                            include amounts                                      include amounts
                                                        related to the                                       related to the
                                                        audit of the                                         audit of the
                                                        Registrant's                                         Registrant's
                                                        annual                                               annual
                                                        financial                                            financial
                                                        statements and                                       statements and
                                                        services                                             services
                                                        normally                                             normally
                                                        provided by the                                      provided by the
                                                        accountant in                                        accountant in
                                                        connection with                                      connection with
                                                        statutory and                                        statutory and
                                                        regulatory                                           regulatory
                                                        filings.                                             filings.
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(b)     Audit-     $0                $0                 $0                 $0              $0                $0
        Related
        Fees
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(c)     Tax        $6,000 (1)        $0                 $0                $ 5,000 (1)      $0                $0
        Fees

------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------
(d)     All        $20,500 (2)       $0                 $0                $10,000 (2)      $0                $0
        Other
        Fees
------- ---------- ----------------- ------------------ ----------------- ---------------- ----------------- -----------------

Notes:

     (1)  Fees for review of the Fund's federal, excise and state tax returns.
     (2) Fees for agreed upon procedures performed in relation to the Fund's commercial paper issuance program.
(e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves an a case-by-case basis each audit or non-audit service before the engagement.

(e)(2) 0%, 0% and 0%, respectively, of the audit-related fees, tax fees and other fees listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0%, 0% and 0%, respectively, of the audit related, fees, tax fees and other fees to the Registrant's service affiliates listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)       Not applicable.

(g) The aggregate non-audit fees and services billed by the Registrant's principal accountant for services rendered to the Registrant and the Registrant's investment adviser for the Registrant's fiscal year ended November 30, 2007 and the fiscal year ended November 30, 2006 were $146,500 and $114,010, respectively.

(h)       Not Applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Kenneth F. Herlihy, and C. Warren Ormerod.

(b) Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the "Adviser"), subject to the general oversight by the Registrant's Board of Directors. The Registrant expects the Adviser to vote proxies related to the Registrant's portfolio securities for which it has voting authority consistent with the Registrant's best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the Registrant and the interests of the Adviser and its affiliates. The Adviser's Proxy Voting Policies and Procedures is includes as an Exhibit hereto.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997
                            AS AMENDED FEBRUARY, 2007

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS's analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS's recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. CHARTWELL MAY NOT VOTE PROXIES RESPECTING
   CLIENT SECURITIES IN CERTAIN CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SITUATIONS WHERE (A) THE SECURITIES ARE NO LONGER HELD IN A CLIENT'S ACCOUNT;
 (B) THE PROXY AND OTHER RELEVANT MATERIALS ARE NOT RECEIVED IN SUFFICIENT TIME TO ALLOW ANALYSIS OR AN INFORMED VOTE BY THE VOTING DEADLINE; (C) CHARTWELL
 CONCLUDES THAT THE COST OF VOTING THE PROXY WILL EXCEED THE EXPECTED POTENTIAL BENEFIT TO THE CLIENT; OR (D) THE SECURITIES HAVE BEEN LOANED OUT PURSUANT TO A
        CLIENT'S SECURITIES LENDING PROGRAM AND ARE UNAVAILABLE TO VOTE.

                             Proxy Voting Guidelines

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

1.  OPERATIONAL ITEMS
ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE BASIS. Factors to be assessed include, but are not limited to:
    o The terms of the auditor agreement - the degree to which these agreements impact shareholders' rights;
    o  Motivation and rationale for establishing the agreements;
    o  Quality of disclosure; and
    o  Historical practices in the audit area.

WITHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an in appropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
    o An auditor has a financial interest in or association with the company and is therefore not independent;
    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
    o  Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account
    o The tenure of the audit firm; o The length of rotation specified in the proposal;
    o  Any significant audit-related issues at the company;
    o  The number of Audit Committee meetings held each year;
    o  The number of financial experts serving on the committee; and
    o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
    o  Composition of the board and key board committees;
    o  Attendance at board and committee meetings;
    o  Corporate governance provisions and takeover activity;
    o  Disclosure under Section 404 of Sarbanes-Oxley Act;
    o  Long-term company performance relative to a market and peer index;
    o  Extent of the director's investment in the company;
    o  Existence of related party transactions;
    o  Whether the chairman is also serving as CEO;
    o  Whether a retired CEO sits on the board;

    o  Number of outside boards at which a director serves;
    o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:
    o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
    o  Sit on more than six public company boards;
    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

WITHHOLD from the entire board of directors (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
    o The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
    o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
    o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and then has not yet received a withhold recommendation for this issue;
    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
    o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
    o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors."

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
    o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
    o  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
    o The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
    o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
    o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:
    o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
    o The company fails to submit one-time transfers of stock options to a shareholder vote;
    o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
    o  The company has backdated options (see "Options Backdating" policy);
    o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2007 CLASSIFICATION OF DIRECTORS
INSIDE DIRECTOR (I)
    o  Employee of the company or one of its affiliates;(1)
    o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
    o  Listed as a Section 16 officer;(2)
    o  Current interim CEO;
    o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group);

AFFILIATED OUTSIDE DIRECTOR (AO)
    o  Board attestation that an outside director is not independent;
    o  Former CEO of the company;
    o  Former CEO of an acquired company within the past five years;
    o Former interim CEO if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim CEO's employment agreement will be made;(3)
    o Former executive (see footnote 2) of the company, an affiliate or an acquired firm within the past five years;
    o Executive (see footnote 2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
    o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
    o  Relative(4) of a current Section 16 officer of company or its affiliates;
    o Relative (see footnote 4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
    o Relative (see footnote 4) of former Section 16 officer, of company or its affiliate within the last five years;

--------------------------
(1) "Affiliate" includes a subsidiary, sibling company, or parent company. The 50 percent control ownership by the parent company is the standard used for applying the affiliate designation.
(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
(3) The terms of the interim CEO's employment contract will be reviewed to determine if they include severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Also considered will be whether or not a formal search process was underway for a full-time CEO at the time.
(4) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

    o Currently provides (or a relative provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
    o Employed by (or a relative (see footnote 4) is employed by) a significant customer or supplier;(6)
    o Has (or a relative (see footnote 4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement (see footnote 6);
    o Any material financial tie or other related party transactional relationship to the company;
    o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
    o Has (or a relative (see footnote 4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;(7)
    o  Founder(8) of the company but not currently an employee;
    o Is (or a relative (see footnote 4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments (see footnote 6) from the company or its affiliates (see footnote 1).

INDEPENDENT OUTSIDE DIRECTOR (IO)
    o  No material(9) connection to the company other than a board seat.

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

----------------------------
(5) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
(6) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
(7) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
(8) The operating involvement of the Founder with the company will be considered. If there is little to no operating involvement, the Founder may be deemed as an independent outsider.
(9) For purposes of director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:
    o Majority vote standard in director elections, including a carve-out for plurality voting in contested elections;
    o  Annually elected board;
    o  Two-thirds of the board composed of independent directors;
    o  Nominating committee composed solely of independent directors;
    o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
    o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
    o  Absence of superior voting rights for one or more classes of stock;
    o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
    o The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and
    o No director received a WITHHOLD vote level of 35 percent or more of the votes cast in the previous election.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest to revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
    o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
    o  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
       - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
       - Serves as liaison between the chairman and the independent directors,
       - Approves information sent to the board,
       - Approves meeting agendas for the board,
       - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
       - Has the authority to call meetings of the independent directors,
       - If requested by major shareholders, ensures that he is available for consultation and direct communication;
    o  Two-thirds independent board;
    o  All independent key committees;
    o  Established governance guidelines;
    o The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
    o  The company does not have any problematic governance issues.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest to revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of independent outsider (See Classification of Directors).

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state laws where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholder proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
    o Effectively disclosed information with respect to this structure to the shareholders;
    o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
    o The company has an independent chairman or a lead/presiding director, according to the independent definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS's comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center-ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS
WITHHOLD
From directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period, yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework.

----------------------------- -------------------------- -------------------------- -------------------------
Metrics                       Basis of Evaluation        Weighting                  2nd Weighting
----------------------------- -------------------------- -------------------------- -------------------------
OPERATIONAL                                                                         50%
PERFORMANCE
----------------------------- -------------------------- -------------------------- -------------------------
5-year Average                Management                 33.3%
pre-tax                       efficiency  in
operating ROIC                deploying assets
----------------------------- -------------------------- -------------------------- -------------------------
5-year Sales                  Top-Line                   33.3%
Growth
----------------------------- -------------------------- -------------------------- -------------------------
5-year EBITDA                 Core-earnings              33.3%
Growth
----------------------------- -------------------------- -------------------------- -------------------------
Sub Total                                                100%
----------------------------- -------------------------- -------------------------- -------------------------
STOCK                                                                               50%
PERFORMANCE
----------------------------- -------------------------- -------------------------- -------------------------
5-year TSR                    Market
----------------------------- -------------------------- -------------------------- -------------------------
Total                                                                               100%
----------------------------- -------------------------- -------------------------- -------------------------

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom 5 percent) within each of the 24 GICS groups will automatically receive CAUTIONARY LANGUAGE, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom 5 percent within the GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3.  PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
    o Long-term financial performance of the target company relative to its industry;
    o  Management's track record;
    o  Background to the proxy contest;
    o  Qualifications of director nominees (both slates);
    o Strategic plan of dissident slate and quality of critique against management;
    o Likelihood that the proposed goals and objectives can be achieved (both slates);
    o  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

4.  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws, in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
    o  Shareholders have approved the adoption of the plan; or
    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking shareholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder-approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
    o  No lower than a 20% trigger, flip-in or flip-over;
    o  A term of no more than three years;
    o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.  MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o VALUATION - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonable achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
    o  Purchase price;

    o  Fairness opinion;
    o  Financial and strategic benefits;
    o  How the deal was negotiated;
    o  Conflicts of interest;
    o  Other alternatives for the business;
    o  Non-completion risk.

ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:
    o  Impact on the balance sheet/working capital;
    o  Potential elimination of diseconomies;
    o  Anticipated financial and operating benefits;
    o  Anticipated use of funds;
    o  Value received for the asset;
    o  Fairness opinion;
    o  How the deal was negotiated;
    o  Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues;
    o  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
    o  The reasons for the change;
    o  Any financial or tax benefits;
    o  Regulatory benefits;
    o  Increases in capital structure;
    o  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the Formation of a holding company if the transaction would include either of the following:
    o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
    o  Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote CASE-BY-CASE on going private transactions, taking into account the following:
    o  Offer price/premium;
    o  Fairness opinion;
    o  How the deal was negotiated;
    o  Conflicts of interest;
    o  Other alternatives/offers considered; and
    o  Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity and market research of the stock);
    o  Cash-out value;
    o Whether the interests of continuing and cashed-out shareholders are balanced; and
    o  The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
    o  Percentage of assets/business contributed;
    o  Percentage ownership;
    o  Financial and strategic benefits;
    o  Governance structure;
    o  Conflicts of interest;
    o  Other alternatives;
    o  Noncompletion risk.

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following:
    o  Management's efforts to pursue other alternatives;
    o  Appraisal value of assets; and
    o  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues;
    o  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS
Vote CASE-BY-CASE on spin-offs, considering:
    o  Tax and regulatory advantages;
    o  Planned use of the sale proceeds;
    o  Valuation of spin-off;
    o  Fairness opinion;
    o  Benefits to the parent company;
    o  Conflicts of interest;
    o  Management incentives;
    o  Corporate governance changes;
    o  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
    o  Prolonged poor performance with no turnaround in sight;
    o  Signs of entrenched board and management;
    o  Strategic plan in place for improving value;
    o  Likelihood of receiving reasonable value in a sale or dissolution; and
    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
    o  The reasons for reincorporating;
    o  A comparison of the governance provisions;
    o  Comparative economic benefits; and
    o  A comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.  CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
    o  Rationale;
    o Good performance with respect to peers and index on a five-year total shareholder return basis;
    o  Absence of non-shareholder approved poison pill;
    o  Reasonable equity compensation burn rate;
    o  No non-shareholder approved pay plans; and
    o  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
    o It is intended for financing purposes with minimal or no dilution to current shareholders;
    o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities) taking into account the following:

    o  More simplified capital structure;
    o  Enhanced liquidity;
    o  Fairness of conversion terms;
    o  Impact on voting power and dividends;
    o  Reasons for the reclassification;
    o  Conflicts of interest; and
    o  Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increase calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
    o  Adverse governance changes;
    o  Excessive increases in authorized capital stock;
    o  Unfair method of distribution;
    o  Diminution of voting rights;
    o  Adverse conversion features;
    o  Negative impact on stock option plans; and
    o  Alternatives such as spin-offs.

8.  EXECUTIVE AND DIRECTOR COMPENSATION
EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
    o  The total cost of the company's equity plans is unreasonable;
    o The plan expressly permits the repricing of stock options without prior shareholder approval;
    o  There is a disconnect between CEO pay and the company's performance;
    o The company's three-year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
    o  The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS
Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVG), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value and includes the new shares proposed, shares available under existing plans and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT
Generally vote AGAINST plans in which:
    o There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
    o  The main source of the pay increase (over half) is equity based; and
    o  The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    o The compensation committee has reviewed all components of the CEO's compensation, including the following:
       - Base salary, bonus, long-term incentives;

       - Accumulative realized and unrealized stock option and restricted stock gains;
       - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
       - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
       - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).
    o A tally sheet with all the above components should be disclosed for the following termination scenarios:
       -  Payment if termination occurs within 12 months:  $_____;
       -  Payment if "not for cause" termination occurs within 12 months:
          $_____;
       -  Payment if "change of control" termination occurs within 12 months:
          $_____.
    o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.
    o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards to not refer to non-qualified stock options(10) or performance-accelerated grants.(11) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.
    o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

-------------------------
(10) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite the company's underlying performance.
(11) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to full its burn-rate commitment, vote to WITHHOLD from the compensation committee.

                                             2007 BURN RATE TABLE

         NON-RUSSELL 3000                                                        RUSSELL 3000

-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
                                                                   STANDARD      MEAN +                 STANDARD      MEAN+
GICS                                DESCRIPTION           MEAN     DEVIATION     STDEV          MEAN    DEVIATION     STDEV
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
1010           Energy                                    1.37%    0.92%        2.29%           1.76%   2.01%        3.77%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
1510           Materials                                 1.23%    0.62%        1.85%           2.21%   2.15%        4.36%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2010           Capital Goods                             1.60%    0.96%        2.57%           2.34%   1.98%        4.32%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2020           Commercial Services & Supplies            2.39%    1.42%        3.81%           2.25%   1.93%        4.18%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2030           Transportation                            1.30%    1.01%        2.31%           1.92%   1.95%        3.86%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2510           Automobiles & Components                  1.93%    0.98%        2.90%           2.37%   2.32%        4.69%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2520           Consumer Durables & Apparel               1.97%    1.12%        3.09%           2.02%   1.68%        3.70%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2530           Hotels Restaurants & Leisure              2.22%    1.19%        3.41%           2.29%   1.88%        4.17%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2540           Media                                     1.78%    0.92%        2.70%           3.26%   2.36%        5.62%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
2550           Retailing                                 1.95%    1.10%        3.05%           2.92%   2.21%        5.14%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
3010,
3020,3030      Food & Staples Retailing                  1.66%    1.25%        2.91%           1.90%   2.00%        3.90%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
3510           Health Care Equipment & Services          2.87%    1.32%        4.19%           3.51%   2.31%        5.81%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
3520           Pharmaceuticals & Biotechnology           3.12%    1.38%        4.50%           3.96%   2.89%        6.85%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
4010           Banks                                     1.31%    0.89%        2.20%           1.15%   1.10%        2.25%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
4020           Diversified Financials                    2.13%    1.64%        3.76%           4.84%   5.03%        9.87%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
4030           Insurance                                 1.34%    0.88%        2.22%           1.60%   1.96%        3.56%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
4040           Real Estate                               1.21%    1.02%        2.23%           1.21%   1.02%        2.23%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
4510           Software & Services                       3.77%    2.05%        5.82%           6.33%   3.13%        8.46%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
4520           Technology Hardware & Equipment           3.05%    1.65%        4.70%           3.58%   2.34%        5.92%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
4530           Semiconductors & Semiconductor Equipment  3.76%    1.64%        5.40%           4.48%   2.46%        6.94%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
5010           Telecommunications Services               1.71%    0.99%        2.70%           2.98%   2.94%        5.92%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------
5510           Utilities                                 0.84%    0.51%        1.35%           0.84%   0.51%        1.35%
-------------- ----------------------------------------- -------- ------------ ----------- --- ------- ------------ ----------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

------------------------- ------------------------------------- ---------------------------------------------
CHARACTERISTICS           ANNUAL STOCK PRICE VOLATILITY         PREMIUM
------------------------- ------------------------------------- ---------------------------------------------
High annual               53% and higher                        1 full-value award will count as 1.5 option
volatility                                                    shares
------------------------- ------------------------------------- ---------------------------------------------
Moderate annual           25% - 52%                             1 full-value award will count as 2.0 option
volatility                                                      shares
------------------------- ------------------------------------- ---------------------------------------------
Low annual volatility     Less than 25%                         1 full-value award will count as 4.0 option
                                                                shares
------------------------- ------------------------------------- ---------------------------------------------

POOR PAY PRACTICES
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:
    o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
    o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
    o Huge bonus payouts without justifiable performance linkage or proper disclosure;
    o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
    o Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
    o New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);
    o Excessive severance provision s(e.g., including excessive changes in control payments);
    o Change in control payouts without loss of job or substantial diminution of job duties;
    o  Internal pay disparity;
    o  Options backdating (covered in a separate policy); and
    o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors, and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
    o  Vesting schedule or mandatory holding/deferral period:
       - A minimum vesting of three years for stock options or restricted stock; or
       - Deferred stock payable at the end of a three-year deferral period.
    o  Mix between cash and equity:
       - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

       - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
    o No retirement/benefits and perquisites provided to non-employee directors; and
    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
    o  Purchase price is at least 85 percent of fair market value;
    o  Offering period is 27 months or less; and
    o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
    o  Purchase price is less than 85 percent of fair market value; or
    o  Offering period is greater than 27 months; or
    o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all of the following features:
    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
    o Company matching contribution up to 25 percent of employer's contribution, which is effectively a discount of 20 percent from market value;
    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
    o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
    o  Length of time of options backdating;
    o  Size of restatement due to options backdating;
    o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
    o Adoption of a grant policy that prohibits backdating and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
    o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in the money" over the near term;
    o Rationale for the repricing--was the stock price decline beyond management's control?
    o  Is this a value-for-value exchange?
    o  Are surrendered stock options added back to the plan reserve?
    o Options vesting--does the new option vest immediately, or is there a black-out period?
    o Term of the option--the term should remain the same as that of the replaced option;
    o  Exercise price--should be set at fair market or a premium to market;
    o  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-BY-CASE on plans which provide participants with the 9option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of-cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
    o Executive officers and non-employee directors are excluded from participating;
    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
    o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON PAY)
Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

OPTION REPRICING
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives. The proposals call for:
    o The annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria.
    o The long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and
    o The plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:
    o What aspects of the company's annual and long-term equity incentive programs are performance driven?
    o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
    o Can shareholders assess the correlation between pay and performance based on the current disclosure? o What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps.

    o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
    o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
    o  The triggering mechanism should be beyond the control of management;
    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9.  CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
    o The company is conducting animal testing programs that are unnecessary or not required by regulation;
    o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
    o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
    o The company has already published a set of animal welfare standards and monitors compliance;
    o The company's standards are comparable to or better than those of peer firms; and
    o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
    o  The existing level of disclosure on pricing policies;
    o  Deviation from established industry pricing norms;
    o The company's existing initiatives to provide its products to needy consumers;
    o  Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on GE products labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
    o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
    o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
    o The percentage of revenue derived from international operations, particularly in Europe where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
    o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
    o The company's existing healthcare policies, including benefits and healthcare access for local workers;
    o  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement and report on a standard of response to the HIV/AIDS, TB and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING
Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
    o Whether the company has adequately disclosed the financial risks of its subprime business;
    o Whether the company has been subject to violations of lending laws or serious lending controversies;
    o  Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
    o  Whether the company complies with all local ordinances and regulations;
    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
    o  The risk of any health-related liabilities.

Advertising to youth:
    o Whether the company complies with federal, state and local laws on the marketing of tobacco or if it has been fined for violations;
    o  Whether the company has gone as far as peers in restricting advertising;
    o Whether the company entered into the Master Settlement Agreement which restricts marketing of tobacco to youth;
    o  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
    o  The percentage of the company's business affected;
    o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
    o  The percentage of the company's business affected;
    o  The feasibility of a spin-off;
    o  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
    o  Current regulations in the markets in which the company operates;
    o Recent significant controversy, litigation or fines stemming from toxic chemicals or ingredients at the company; and
    o  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE
Generally vote AGAINST requests for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
    o New legislation is adopted allowing development and drilling in the ANWR region;
    o  The company intends to pursue operations in the ANWR; and
    o The company does not currently disclose an environmental risk report for its operations in the ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
    o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
    o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills;
    o Environmentally conscious practices of peer companies, including endorsement of CERES;
    o  Costs of membership and implementation.

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:
    o The company already provides current, publicly-available information on the perceived impact that climate change may have on the company, as well as associated policies and procedures to address such risks and/or opportunities;
    o The company's level of disclosure is comparable to or better than information provided by industry peers; and
    o There are no significant fines, penalties or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
    o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
    o  The company does not directly source from CAFOs.

ENVIRONMENTAL ECONOMIC RISK REPORT
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance consideration:
    o  The feasibility of financially quantifying environmental risk factors;
    o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
    o  The costs associated with implementing improved standards;
    o The potential costs associated with remediation resulting from poor environmental performance; and
    o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive timeframe unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
    o  The company does not maintain operations in Kyoto signatory markets;
    o The company already evaluates and substantially discloses such information; or
    o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
    o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
    o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
    o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
    o The company does not currently have operations or plans to develop operations in these protected regions; or
    o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
    o  The nature of the company's business and the percentage affected;
    o  The extent that peer companies are recycling;
    o  The timetable prescribed by the proposal;
    o  The costs and methods of implementation;
    o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally, vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT
Generally, vote FOR proposals requesting the company to report on policies and initiatives related to social, economic and environmental sustainability, unless:
    o The company already discloses similar information through existing reports or policies such as an Environment, Health and Safety (EHS) report, a comprehensive Code of Corporate Conduct and/or a Diversity Report; or
    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified timeframe.

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
    o The company is in compliance with laws governing corporate political activities; and
    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions, as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
    o  The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level, and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating good will in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers who have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the contest of:
    o  The relevance of the issue to be linked to pay;
    o The degree that social performance is already included in the company's pay structure and disclosed;

    o The degree that social performance is used by peer companies in setting pay;
    o Violations or complaints filed against the company relating to the particular social performance measure;
    o Artificial limits sought by the proposal, such as freezing or capping executive pay;
    o  Independence of the compensation committee;
    o  Current company pay levels.

OUTSOURCING/OFFSHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
    o  Risks associated with certain international markets;
    o  The utility of such a report to shareholders;
    o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless
    o There are serious controversies surrounding the company's China operations; and
    o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
    o  The nature and amount of company business in that country;
    o  The company's workplace code of conduct;
    o  Proprietary and confidential information involved;
    o  Company compliance with U.S. regulations on investing in the country;
    o  Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside independent monitoring. In evaluating these proposals, the following should be considered:
    o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
    o  Agreements with foreign suppliers to meet certain workplace standards;
    o  Whether company and vendor facilities are monitored and how;
    o  Company participation in fair labor organizations;
    o  Type of business;
    o  Proportion of business conducted overseas;
    o  Countries of operation with known human rights abuses;
    o Whether the company has been recently involved in significant labor and human rights controversies or violations;
    o  Peer company standards and practices;
    o  Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
    o The company does not operate in countries with significant human rights violations;
    o  The company has no recent human rights controversies or violations; or
    o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
    o  Company compliance with or violations of the Fair Employment Act of 1989;
    o Company antidiscrimination policies that already exceed the legal requirements;
    o  The cost and feasibility of adopting all nine Principles;
    o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
    o  The potential for charges of reverse discrimination;
    o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
    o  The level of the company's investment in Northern Ireland;
    o  The number of company employees in Northern Ireland;
    o  The degree that industry peers have adopted the MacBride Principles;
    o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
    o  Whether the company has in the past manufactured landmine components;
    o  Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
    o  What weapons classifications the proponent views as cluster bombs;
    o Whether the company currently or in the past has manufactured cluster bombs or their components;
    o  The percentage of revenue derived from cluster bomb manufacture;
    o  Whether the company's peers have renounced future production.

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

    o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
    o  Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
    o  The information is already publicly available; or
    o  The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
    o The board composition is reasonably inclusive in relation to companies of similar size and business; or
    o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
    o  The degree of board diversity;
    o  Comparison with peer companies;
    o  Established process for improving board diversity;
    o  Existence of independent nominating committee;
    o  Use of outside search firm;
    o  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
o The company has well-documented equal opportunity programs;
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
    o  The composition of senior management and the board is fairly inclusive;
    o The company has well-documented programs addressing diversity initiatives and leadership development;
    o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
    o The company has had no recent, significant EEO-related violations or litigation.

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
    o  Past performance as a closed-end fund;
    o  Market in which the fund invests;
    o  Measures taken by the board to address the discount; and
    o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Vote CASE-BY-CASE on proxy contests, considering the following factors:
    o  Past performance relative to its peers;
    o  Market in which fund invests;
    o  Measures taken by the board to address the issues;
    o Past shareholder activism, board activity, and votes on related proposals;
    o  Strategy of the incumbents versus the dissidents;
    o  Independence of directors;
    o  Experience and skills of director candidates;
    o  Governance profile of the company;
    o  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
    o  Proposed and current fee schedules;
    o  Fund category/investment objective;
    o  Performance benchmarks;
    o  Share price performance as compared with peers;
    o  Resulting fees relative to peers;
    o  Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
    o  Stated specific financing purpose;
    o  Possible dilution for common shares;
    o  Whether the shares can be used for antitakeover purposes;

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
    o  Potential competitiveness;
    o  Regulatory developments;
    o  Current and potential returns; and
    o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes to not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
    o  The fund's target investments;
    o  The reasons given by the fund for the change; and
    o  The projected impact of the change on the portfolio.

CHANGING FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:
    o  Political/economic changes in the target market;
    o  Consolidation in the target market; and
    o  Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
    o  Potential competitiveness;
    o  Current and potential returns;
    o  Risk of concentration;
    o  Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
    o  Strategies employed to salvage the company;
    o  The fund's past performance;
    o  The terms of the liquidation.

CHANGE TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
    o  The degree of change implied by the proposal;
    o  The efficiencies that could result;
    o  The state of incorporation;
    o  Regulatory standards and implications.

Vote AGAINST any of the following changes:
    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
    o Removal of shareholder approval requirement for amendments to the new declaration of trust;
    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements.
    o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
    o  Regulations of both states;
    o  Required fundamental policies of both states;
    o  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
    o  Fees charged to comparably-sized funds with similar objectives;
    o  The proposed distributor's reputation and past performance;
    o  The competitiveness of the fund in the industry;
    o  The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:
    o  Resulting fee structure;
    o  Performance of both funds;
    o  Continuity of management personnel;
    o  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
    o  Performance of the fund's Net Asset Value (NAV);
    o  The fund's history of shareholder relations;
    o  The performance of other funds under the advisor's management.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Portfolio Manager

As of the filing date of this report, the Chartwell Dividend and Income Fund is managed by Bernard P. Schaffer of Chartwell Investment Partners, LP. Mr. Schaffer works with three Senior Portfolio Managers, Andrew S. Toburen, Paul A. Matlack, and Christine F. Williams. These individuals are responsible for the fixed income securities in the portfolio, while Mr. Schaffer is responsible for the equity securities in the portfolio, overall portfolio construction, and has the ability to override any decision made by the other portfolio managers.

Bernard P. Schaffer, a Managing Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is the Head Portfolio Manager of Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing institutional accounts in the value style. Prior to joining Delaware, he was a Senior Vice President at Prudential Securities. Mr. Schaffer has 36 years of professional experience.

Andrew S. Toburen, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 1999, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in Economics from Yale University and an MBA from Cornell University's Johnson School of Management. He holds the Chartered Financial Analyst designation. From 1994 to 1997 he was part of a team managing high yield corporate bond assets for Nomura Corporate Research and Asset Management, Inc. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia, and has 13 years of professional experience.

Paul A. Matlack, a Principal and Senior Portfolio Manager of Chartwell Investment Partners since 2003, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. He earned a Bachelor's degree in International Relations from the University of Pennsylvania and an MBA in Finance from George Washington University. He holds the Chartered Financial Analyst designation. Prior to joining Chartwell, Mr. Matlack was a Senior Portfolio Manager for Turner Investment Partners. Mr. Matlack is a member of the CFA Institute and the CFA Society of Philadelphia, and has 22 years of professional experience.

Christine F. Williams, a Partner and Senior Portfolio Manager of Chartwell Investment Partners since 1997, is a member of the Fixed Income team responsible for managing Chartwell Dividend and Income Fund. She earned a Bachelor's degree in Economics from the University of Delaware and an MBA in Finance from St. Joseph's University. Prior to joining Chartwell, Ms. Williams was an Assistant Vice President, Fixed Income at Meridian Investment Company from 1990 to 1997 where she was part of the fixed income team. She began her career as a research analyst with Merrill Lynch. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia, and has 19 years of professional experience.


(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (November 30, 2007), the following table summarizes the other investment activities of each portfolio manager.

                                                                                                   # of Accounts     Total Assets
                                                                                                   Managed that          where
                                                                     Total                         Advisory Fee      Advisory Fee
         Name of                                                     # of                          is Based on       is Based on
    Portfolio Manager                                               Accounts                       Performance       Performance
     or Team Member                  Type of Accounts               Managed       Total Assets    of the Account    of the Account
     --------------                  ----------------               -------       ------------    --------------   ---------------

1. Bernard P. Schaffer       Registered Investment Companies:          1          $373 million           0                 $0
                             Other Pooled Investment Vehicles:         0               $0                0                 $0
                             Other Accounts:                           28         $245 million           0                 $0

2.  Andrew S. Toburen        Registered Investment Companies:          2          $207 million           0                 $0
                             Other Pooled Investment Vehicles:         1           $92 million           1            $92 million
                             Other Accounts:                           52        $1017 million           0                 $0

3.  Paul A. Matlack          Registered Investment Companies:          2          $207 million           0                 $0
                             Other Pooled Investment Vehicles:         1           $92 million           1            $92 million
                             Other Accounts:                           52        $1017 million           0                 $0

4. Christine F. Williams     Registered Investment Companies:          2          $207 million           0                 $0
                             Other Pooled Investment Vehicles:         1           $92 million           1            $92 million
                             Other Accounts:                           52        $1017 million           0                 $0

Chartwell Investment Partners ("Chartwell") acts as an adviser to both investment companies registered under the Investment Company Act of 1940 ("registered funds") and other clients ("investment accounts"). When registered funds and investment accounts are managed side-by-side, Chartwell personnel are to strictly follow the policies and procedures outlined in Chartwell's Compliance Manual and Code of Ethics to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. The policies, procedures, and controls in place are monitored by Chartwell's Compliance Department to identify any potential conflicts of interest and to effectively mitigate any such conflicts.

(a)(3)  Portfolio Manager Compensation

As of the most recently completed fiscal year end (November 30, 2007), the compensation paid to Chartwell portfolio managers consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark for both 1 year and 3 year periods. The S&P 500 Index and Merrill Lynch High Yield Cash Pay Index are used as benchmarks for Chartwell Dividend and Income Fund. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

(a)(4) Equity Securities in the Registrant

The table below identifies ownership in Chartwell Dividend and Income Fund by each portfolio manager as of November 30, 2007:

                 PORTFOLIO MANAGER                    OWNERSHIP RANGE
                 Bernard P. Schaffer                  $10,000-$50,000
                 Andrew S. Toburen                    None
                 Paul A. Matlack                      None
                 Christine F. Williams                None


(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on March 19, 2007.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*            /s/ Winthrop S. Jessup
                                     ---------------------------------------
                                     Winthrop S. Jessup, President
                                     (Principal Executive Officer)

Date:  January 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Winthrop S. Jessup
                                     ----------------------------------------
                                     Winthrop S. Jessup, President
                                     (Principal Executive Officer)

Date: January 31, 2008

By (Signature and Title)*            /s/ G. Gregory Hagar
                                     ----------------------------------------
                                     G. Gregory Hagar, Vice President and CFO
                                     (Principal Financial Officer)

Date: January 31, 2008

* Print the name and title of each signing officer under his or her signature.